UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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EMMAUS LIFE SCIENCES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EMMAUS LIFE SCIENCES, INC.

20725 S. Western Avenue, Suite 136

Torrance, California 90501

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On October 23, 2014

Dear Stockholder:

You are cordially invited to attend the 2014 Annual Meeting of Stockholders of Emmaus Life Sciences, Inc. (the “Annual Meeting”). The Annual Meeting will be held on Thursday, October 23, 2014, at 9:00 a.m. Pacific Time at the DoubleTree Hotel located at 21333 Hawthorne Blvd., Torrance, California 90503 for the following purposes:

1.	To elect the directors named in the accompanying Proxy Statement to hold office until the 2015 Annual Meeting of Stockholders;
2.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014;
3.	To conduct a non-binding advisory vote on our 2013 executive compensation;
4.	To ratify a recent amendment to our 2011 Stock Incentive Plan; and
5.	To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

These items of business are more fully described in the Proxy Statement accompanying this notice.

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholders’ Meeting to be Held on October 23, 2014: the 2014 Proxy Statement for the Annual Meeting of Stockholders and our Annual Report for the fiscal year ended December 31, 2013 are available at http://EmmausLifeSciences.investorroom.com.

The Board has fixed the close of business on September 18, 2014 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, this Annual Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, this Annual Meeting and any postponement or adjournment thereof.

Sincerely yours,

/s/ Henry McKinnell, Jr.
Henry A. McKinnell, Jr., Ph.D.
Chairman, Emmaus Life Sciences, Inc.

/s/ Yutaka Niihara
Yutaka Niihara, MD, MPH
President and Chief Executive Officer,
Emmaus Life Sciences, Inc.

September 19, 2014

EMMAUS LIFE SCIENCES, INC.

20725 S. Western Avenue, Suite 136

Torrance, California 90501

310-214-0065

PROXY STATEMENT

2014 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On October 23, 2014

Emmaus Life Sciences, Inc., a Delaware corporation (“Emmaus,” “we,” or the “Company”), is furnishing proxy materials, including this proxy statement, to you in connection with the solicitation of proxies by our Board of Directors for use at our 2014 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on October 23, 2014, at 9:00 a.m. Pacific time at the DoubleTree Hotel located at 21333 Hawthorne Blvd., Torrance, California 90503 (the “Annual Meeting”), and at any adjournment or postponement thereof.

This proxy statement, the attached notice of the Annual Meeting, accompanying proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 (collectively, the “proxy materials”) are first being mailed to stockholders on or about September 23, 2014.

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholders’ Meeting to be Held on October 23, 2014: the 2014 Proxy Statement for the 2014 Annual Meeting of Stockholders and our Annual Report for the fiscal year ended December 31, 2013 are available at http://EmmausLifeSciences.investorroom.com.

Purpose of the Annual Meeting

The Annual Meeting is being held for the following purposes:

1.	To elect seven directors to hold office until the next annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal;
2.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014;
3.	To conduct a non-binding advisory vote on our 2013 executive compensation;
4.	To ratify a recent amendment to our 2011 Stock Incentive Plan; and
5.	To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

Record Date; Shares Outstanding and Entitled to Vote

Our Board of Directors has fixed September 18, 2014 as the record date (the “Record Date”) for the determination of holders of our common stock entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. At the close of business on the Record Date, we had 27,863,420 shares of common stock issued and outstanding. No other shares of our capital stock are entitled to notice of, or to vote at, the Annual Meeting. Each stockholder of record as of the Record Date is entitled to one vote per proposal at the Annual Meeting for each share of common stock held by such stockholder on the Record Date.

Our certificate of incorporation and bylaws do not provide stockholders with cumulative voting rights. However, Section 708 of the California Corporations Code, currently applicable to us by virtue of Section 2115 of the California Corporations Code, may require that we permit cumulative voting. Under Section 2115, certain foreign corporations (including Emmaus, which is not organized under California law) that are not listed on a recognized national securities exchange are placed in a special category if they have characteristics of ownership and operations that indicate significant contacts with California. Although the Delaware Supreme Court has held that Section 2115 does not apply to Delaware corporations, California courts may still apply Section 2115 to foreign corporations. For purposes of the annual meeting, we intend to permit cumulative voting for the election of directors if a stockholder properly requests to cumulate votes. No stockholder, however, will be entitled to cumulate votes unless a stockholder has given notice at the meeting prior to voting of the stockholder’s intention to cumulate the stockholder’s votes. If any stockholder has given such notice, all stockholders may cumulate their votes for candidates in nomination, in which event votes represented by proxies delivered pursuant to this proxy statement may be cumulated, in the discretion of the proxy holders, in accordance with the recommendation of the Board of Directors. Discretionary authority to cumulate votes in such event is, therefore, solicited in this proxy statement.

How to Vote Your Shares

Stockholder of Record - If you hold your shares in your own name, there are three ways to vote:

•	By Mail. You may vote by proxy by marking the enclosed proxy card, dating and signing it, and returning it in the postage-paid envelope provided.

•	By Internet. You may in accordance with instructions from our transfer agent vote at: https://secure.corporatestock.com/vote.php.

•

In Person.    You may vote in person at the Annual Meeting. We will give you a ballot when you arrive. You may still attend the Annual Meeting and vote in person if you have already voted by proxy or given your proxy authorization.

YOUR VOTE IS VERY IMPORTANT. You should submit your vote by proxy even if you plan to attend the Annual Meeting and vote in person.

Revoking Your Proxy

Any proxy given may be revoked at any time before it is voted by notifying the Corporate Secretary of the Company in writing of such revocation, by duly executing and delivering another proxy bearing a later date, or by attending and voting in person at the Annual Meeting. Any written notice of revocation should be sent to: Emmaus Life Sciences, Inc., 20725 S. Western Avenue, Suite 136, Torrance, California 90501, Attention: Corporate Secretary.

Proxies and Counting of Votes

If you provide specific voting instructions on your proxy card or when voting via the Internet in accordance with instructions from our transfer agent, your shares will be voted at the Annual Meeting in accordance with your instructions. If no direction is given, the shares represented by the proxy will be voted:

•	“For” each of the nominees to our Board of Directors named herein;

•	“For” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014;

•	“For” the approval of the non-binding advisory resolution approving the Company’s executive compensation; and

•	“For” the ratification of the recent amendment to our 2011 Stock Incentive Plan.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. Representatives of our transfer agent will assist us in the tabulation of the votes.

Our bylaws contain provisions establishing orderly procedures for the advance notice of business to be brought before meetings of the Company’s stockholders. This “advance notice” bylaw provides that stockholders may present business at an annual meeting only through compliance with the procedures in the bylaw or the SEC’s rules governing proposals to be included in company proxy statements. The notice period for stockholder presentation of business at our 2014 Annual Meeting has passed, and accordingly we do not expect any matters, other than those set forth in this proxy statement, to come before the Annual Meeting. If any other matters properly come before the Annual Meeting or any adjournment or postponement thereof, your proxy includes discretionary authority on the part of the individuals appointed to vote your common stock or act on those matters according to their best judgment, including adjournment of the Annual Meeting.

The holders of proxies solicited by this proxy statement, or their duly constituted substitutes acting at the Annual Meeting and any adjournment or postponement thereof, may propose and vote for one or more adjournments or postponements of the Annual Meeting, including adjournments or postponements to permit further solicitations of proxies. Proxies solicited may be voted only at the Annual Meeting and any adjournment or postponement thereof and will not be used for any other meeting of our stockholders.

Abstentions and Broker Non-Votes

An abstention is the voluntary act of not voting by a stockholder who is present at a meeting and entitled to vote.

If applicable, a “broker non-vote” occurs when a nominee (typically a broker or bank) holding shares for a beneficial owner (typically referred to as shares being held in “street name”) does not vote on a particular proposal because the nominee has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares with respect to that proposal. Brokers generally have discretionary authority to vote on routine matters without specific instructions from their customers. Proposals are determined to be routine or non-routine matters based on the rules of the various regional and national exchanges of which the brokerage firm is a member. The ratification of the appointment of KPMG LLP as our independent registered public accounting firm is considered a routine matter. The election of directors, the non-binding advisory vote on executive compensation, and the ratification of the recent amendment to our 2011 Stock Incentive Plan are considered non-routine matters and brokers do not have discretionary authority to vote on those proposals.

Refer to each proposal for a discussion of the effect of abstentions and broker non-votes on determining the presence of a quorum and on the results of each proposal.

Quorum

A majority of the aggregate number of shares of our common stock issued and outstanding and entitled to vote at the Annual Meeting must be present in person or by proxy in order for there to be a quorum at the Annual Meeting and for any action to be taken at the Annual Meeting. If you submit a properly executed proxy, regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the Annual Meeting for the purpose of determining a quorum. Abstentions and broker “non-votes” will be treated as present and entitled to vote for purposes of determining the presence of a quorum. If a quorum is not present at the Annual Meeting, we expect that the Annual Meeting will be adjourned to solicit additional proxies.

Solicitation of Proxies

The Company will pay for all costs incurred in connection with the solicitation of proxies. In addition to solicitation by mail, our directors, officers and employees may solicit proxies from our stockholders in person or by telephone, facsimile, e-mail or other electronic methods without additional compensation other than reimbursement for their actual expenses. If applicable, arrangements also will be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and we will reimburse such custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in connection therewith.

Appraisal Rights

Stockholders entitled to vote will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the meeting, and we will not independently provide stockholders with any such right.

Interest of Executive Officers and Directors

None of the Company’s executive officers or directors has any interest in any of the matters to be acted upon at the Annual Meeting, except, with respect to each director, to the extent that a director is named as a nominee for election to the Board of Directors, and except that each of the Company’s executive officers and directors has received and may in the future receive awards under the Company’s 2011 Stock Incentive Plan.

If You Receive More Than One Proxy Card

If you receive more than one proxy card, it means you hold shares that are registered in more than one account. To ensure that all of your shares are voted, please mark your votes and date, sign and return each proxy card, or vote your proxy via Internet as instructed on each proxy card.

Householding Information

The Securities and Exchange Commission (the “SEC”) has adopted rules that permit companies and intermediaries (e.g. brokers, banks and other nominees) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single copy of such documents addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. If you hold shares of our common stock in your own name as a holder of record, “householding” will not apply to your shares.

If you and other residents at your mailing address own shares of our common stock in street name, your broker or bank may have notified you that your household will receive only one copy of our proxy materials. Once you have received notice from your broker that they will be “householding” materials to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account.

PROPOSAL 1 — ELECTION OF DIRECTORS

The Company’s Bylaws provide that the Board of Directors or stockholders may establish, increase or decrease the number of directors. The Company currently has seven authorized members on its Board of Directors.

At the Annual Meeting, our stockholders will vote on the election of seven directors to serve for one-year terms until the 2015 annual meeting of stockholders and until their successors are elected and qualified, or until their earlier death, retirement, resignation or removal. Upon the recommendation of the Compensation, Nominating and Corporate Governance Committee, our Board of Directors has unanimously nominated Yutaka Niihara, M.D., MPH, Henry A. McKinnell, Jr., Ph.D., Tracey C. Doi, Duane K. Kurisu, Akiko M. Miyashita, Phillip M. Satow and Mayuran Sriskandarajah as nominees for election as directors at the Annual Meeting. Unless you otherwise instruct us, your properly executed proxy that is returned in a timely manner will be voted for election of these seven nominees. The director nominees are all current directors of the Company and have indicated that they are willing and able to serve as directors. If any of the nominees becomes unable or unwilling to serve, your proxy will be voted for a nominee designated by the present Board to fill the vacancy. You can find information about the nominees below under the section “Board of Directors and Executive Officers.”

Vote Required

You may vote in favor of any or all of the nominees and you may also withhold your vote as to any or all of the nominees. If a quorum exists at the Annual Meeting, the affirmative vote of a plurality of all of the votes cast at the Annual Meeting is required for the election of each of the nominees for director. In other words, the seven nominees receiving the highest number of affirmative votes will be elected as directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board of Directors are to be voted on this proposal, such shares will be voted in favor of all of the nominees. Votes withheld and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will count toward the presence of a quorum.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES.

PROPOSAL 2 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At the Annual Meeting, our stockholders will be asked to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014. Stockholder ratification of the appointment of KPMG LLP as our independent registered public accounting firm is not required by our bylaws or otherwise. Our Board of Directors is submitting the appointment of KPMG LLP to our stockholders for ratification as a matter of good corporate practice. If our stockholders do not ratify the appointment of KPMG LLP, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of our company and our stockholders.

We expect representatives of KPMG LLP to be present at the Annual Meeting, and they will have the opportunity to make a statement at the Annual Meeting if they so desire. We also expect such representatives to be available to respond to appropriate questions.

Vote Required

You may vote in favor of or against this proposal and you may also abstain from voting. Assuming a quorum is present at the Annual Meeting, the affirmative vote of a majority of all votes cast at the Annual Meeting is required to ratify the appointment of KPMG LLP as Emmaus’ independent registered public accounting firm. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board of Directors are to be voted on this proposal, such shares will be voted in favor of the appointment of KPMG LLP as our independent registered public accounting firm. For purposes of the vote on this matter, abstentions will not be counted as votes cast and will have no effect on the result of the vote. Broker non-votes are not expected as brokers are entitled to vote on this matter. However, should broker non-votes occur, they will not be counted as votes cast and will have no effect on the result of the vote. Abstentions and broker non-votes will, however, count toward the presence of a quorum.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014.

PROPOSAL 3 — ADVISORY VOTE ON EXECUTIVE COMPENSATION

SEC rules require public companies to provide stockholders with periodic advisory (non-binding) votes on executive compensation, also referred to as “say-on-pay” proposals. We are presenting the following proposal, which gives you as a stockholder the opportunity to approve or not approve, on an advisory basis, our 2013 compensation program for the Named Executive Officers listed under “Executive Compensation” in this Proxy Statement by voting for or against the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers for the fiscal year ended December 31, 2013, as disclosed pursuant to Item 402 of Regulation S-K, including compensation tables and narrative discussion, is hereby approved.”

This advisory vote will not be binding on the Board or the Compensation, Nominating and Corporate Governance Committee and may not be construed as overruling a decision by the Board or the Compensation, Nominating and Corporate Governance Committee, creating or implying any change to the fiduciary duties of the Board or the Compensation, Nominating and Corporate Governance Committee or any additional fiduciary duty by the Board or the Compensation, Nominating and Corporate Governance Committee or restricting or limiting the ability of stockholders to make proposals for inclusion in proxy materials related to executive compensation. The Board and the Compensation, Nominating and Corporate Governance Committee, however, may in their discretion take into account the outcome of the vote when considering future executive compensation arrangements.

Vote Required

You may vote for the resolution, against the resolution or abstain from voting. This matter will be decided by the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast and will have no direct effect on the outcome of this proposal. Abstentions and broker non-votes will, however, count toward the presence of a quorum.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE RESOLUTION APPROVING THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 4 — RATIFICATION OF THE RECENT AMENDMENT TO
THE COMPANY’S 2011 STOCK INCENTIVE PLAN

On July 17, 2014, the Board of Directors authorized and adopted an amendment (the “Amendment”) to Section 1.5(a) of the Company’s 2011 Stock Incentive Plan (the “Plan”). The Amendment increased the total number of shares of common stock of the Company with respect to which awards may be granted pursuant to the Plan (the “Cap”) from 6,000,000 to 9,000,000 (subject to adjustment as set forth in the Plan). Except for this increase in the Cap, the terms of the Plan, including the adjustment mechanisms set forth therein, are unchanged.

The purpose of the Amendment is to permit the Company to issue additional awards under the Plan to directors, officers and employees, consistent with the Company’s objectives of retaining talented personnel and aligning the interests of management with the long-term interests of its stockholders.

The Plan provides that the Board may amend the Plan, provided that no such amendment shall materially impair any rights or materially increase any obligations under any award theretofore made under the Plan without the consent of the participant. Accordingly, the Amendment did not require the approval of the Company’s stockholders. The Board, however, values the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future decisions regarding the Plan and awards thereunder.

At the Annual Meeting, our stockholders will be asked to ratify the amendment to the 2011 Stock Incentive Plan that increased the total number of shares of common stock of the Company with respect to which awards may be granted pursuant to the Plan from 6,000,000 to 9,000,000.

If this proposal is not approved and the increase in the number of shares authorized for issuance under the Plan is not ratified by our stockholders, the Plan, as amended, will continue to be in full force and effect. However, awards granted with respect to the additional shares authorized by the Amendment will not qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

Additional information regarding the Plan and the Amendment, including a summary of the Plan, as amended, may be found in this Proxy Statement under the heading “EXECUTIVE COMPENSATION — Summary Description of Our 2011 Stock Incentive Plan As Amended.” The summary may not contain all of the information that is important to you. You are therefore encouraged to read the complete text of the Plan, which is attached as Annex A.

Vote Required

You may vote in favor or against this proposal and you may also abstain from voting. Assuming a quorum is present at the Annual Meeting, the affirmative vote of a majority of all votes cast at the Annual Meeting is required to ratify the amendment of the Plan. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board of Directors are to be voted on this proposal, such shares will be voted in favor of the amendment of the Plan. For purposes of the vote on this matter, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote. Abstentions and broker non-votes will, however, count toward the presence of a quorum.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF
THE AMENDMENT TO THE 2011 STOCK INCENTIVE PLAN

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Information Concerning Directors and Director Nominees

Each of the persons named below has been nominated for election as a director of the Company at this Annual Meeting to serve for a term of one year ending at the 2015 annual meeting of stockholders and thereafter until his/her successor is duly elected and has qualified or until his/her death, resignation or removal. The nominees are currently serving as directors of the Company.

Name	Age	Position/Committee Membership
Yutaka Niihara, M.D., MPH	54	President, Chief Executive Officer (CEO) and Director
Henry A. McKinnell, Jr., Ph.D. (1)(2)	71	Chairman of the Board
Tracey C. Doi (1)(2)	53	Director
Duane K. Kurisu (1)(2)	60	Director
Akiko Moni Miyashita (1)(2)	58	Director
Phillip M. Satow (1)(2)	72	Director
Mayuran Sriskandarajah (“Mayu Sris”)	34	Director

(1) Member of the Audit Committee (Tracey C. Doi, Chairman).

(2) Member of Compensation, Nominating and Corporate Governance Committee (Akiko Moni Miyashita, Chairman)

Our bylaws provide that each director elected or appointed to our Board of Directors shall hold office until the next annual meeting of stockholders following such election or appointment and until the director’s successor is elected and qualified, or until the director’s earlier resignation or removal. Our bylaws provide that vacancies on our Board of Directors, including those resulting from an increase in the authorized number of directors, may be filled by a majority of the remaining directors, even if less than a quorum, or by a sole remaining director. Any director appointed as a result of a vacancy holds office until the next annual meeting of stockholders and until a successor is elected and qualified. Our Board of Directors has set the current number of authorized directors at seven. Accordingly, seven directors have been nominated by our Board of Directors for election at the Annual Meeting.

Background of Nominees for Election to the Board

Each of our current directors has been nominated for re-election to our Board of Directors. The paragraphs below provide information about each director that includes each director’s principal occupation and business experience during at least the past five years, the names of other publicly held companies at which he or she currently serves as a director or has served as a director during the past five years, information regarding involvement in certain legal or administrative proceedings during the past ten years, if applicable, and the experience, qualifications, attributes or skills that led the Compensation, Nominating and Corporate Governance Committee and our Board of Directors to determine that the person should serve on our Board of Directors.

Yutaka Niihara, M.D., MPH, has served as the President and Chief Executive Officer of the Company since May 2011 and has served as the President, Chief Executive Officer and Chairman of the Board of Emmaus Medical, Inc. (“Emmaus Medical”) since 2003. Since May 2005, Dr. Niihara has also served as the President, Chief Executive Officer and Medical Director of Hope International Hospice, Inc. (“Hope Hospice”). From June 1992 to October 2009, Dr. Niihara served as a physician specialist for Los Angeles County. Dr. Niihara is the principal inventor of the patented L-glutamine therapy for treatment of sickle cell disease. Dr. Niihara has been involved in patient care and research for sickle cell disease during most of his career and is a widely published author in the area of sickle cell disease. Dr. Niihara is board-certified by the American Board of Internal Medicine/Medical Oncology and the American Board of Internal Medicine/Hematology. He is licensed to practice medicine in both the U.S. and Japan. Dr. Niihara is a Professor of Medicine at the David Geffen School of Medicine at UCLA. Dr. Niihara received his B.A. in Religion from Loma Linda University in 1982 and obtained his MD degree from the Loma Linda University School of Medicine in 1986. Dr. Niihara is qualified to serve on our Board of Directors due to his knowledge and experience.

Henry A. McKinnell, Jr., Ph.D. has served as our Chairman of the Board since May 2011 and as a director of Emmaus Medical since April 2010. Dr. McKinnell served as the Chairman of the Board of Pfizer Inc. (NYSE: PFE), a pharmaceutical company, from May 2001 until December 2006. He retired from Pfizer, Inc. and its board in February 2007. He also served as Chief Executive Officer of Pfizer, Inc. from January 2001 to July 2006. He served as President of Pfizer, Inc. from May 1999 to May 2001, and as President of Pfizer Pharmaceuticals Group from January 1997 to April 2001. Dr. McKinnell served as Chief Operating Officer of Pfizer, Inc. from May 1999 to December 2000 and as Executive Vice President from 1992 to 1999. Since October 1997, Dr. McKinnell has served as a member of the board of directors of Moody’s Corporation (NYSE: MCO), where he serves as Chairman and a member of the audit committee, the governance and compensation committee and Moody’s investor services committee. Dr. McKinnell served as a director of Optimer Pharmaceuticals, Inc. (NasdaqGM: OPTR), a global biopharmaceutical company, from January 2011 to March 2012. Dr. McKinnell served as Optimer’s Chief Executive Officer from February 2013 to October 2013 and as Chairman of the Optimer Board from April 2012 to October 2013. He also served as Optimer’s lead independent director from March 2012 to February 2013. Dr. McKinnell serves as Chairman of the Board of the Accordia Global Health Foundation. He is Chairman Emeritus of the Connecticut Science Center, and is a member of the Academic Alliance for AIDS Care and Prevention in Africa. He served as director of ExxonMobil Corporation from 2002 to 2007 and John Wiley & Sons from 1996 to 2005. Dr. McKinnell holds a Bachelor’s Degree in business from the University of British Columbia, and M.B.A. and Ph.D. degrees from the Stanford University Graduate School of Business.  We believe that Dr. McKinnell is qualified to serve on our Board of Directors due to his extensive experience and leadership in the pharmaceutical industry, in addition to his substantial involvement with business and civic organizations and years of experience as an officer and director of publicly traded companies.

Tracey C. Doi has served as a director since August 2011. Since 2003, Ms. Doi has served as group vice president and chief financial officer of Toyota Motor Sales, U.S.A., Inc., an automotive company and sales, marketing and distribution arm for Toyota, Lexus and Scion in the United States. Ms. Doi is responsible for corporate finance, tax, customs, treasury, accounting, procurement and administrative services. Ms. Doi serves on Toyota Motor Sales’ audit, risk and benefit committees, as well as an officer or director of several Toyota Motor Sales subsidiaries. Ms. Doi joined Toyota in 2000 as vice president, corporate controller and was promoted to chief financial officer in 2003. Prior to that, she held financial executive positions with AT&T Wireless, a wireless telecommunications company, L.A. Cellular Telephone Company, a wireless telecommunications company, and L.A. Gear, Inc., a footwear company. Ms. Doi received a bachelor’s degree in business economics from UCLA in 1983 and is a certified public accountant (inactive). Ms. Doi serves on the Federal Reserve Bank of San Francisco’s Economic Advisory Council, the board of governors for the Japanese American National Museum, and the board of directors for the US-Japan Council. The Company believes that Ms. Doi is qualified to serve as a director of the Company due to her business and financial management experience, including her position as a chief financial officer, and her knowledge of audit committee functions.

Duane K. Kurisu is the Chairman, Chief Executive Officer and owner of aio, LLC, dba aio Group, a holding company for brands focused on Hawaii and the Pacific in the areas of media, sports and food. He is the owner, director and Vice President of Nutricopia, Inc., a nutraceuticals company; the owner, Manager and Chief Executive Officer of PacificBasin Communications, LLC, a publishing company; and the owner and a Manager of K&F 1984 LLC, a real estate company. Mr. Kurisu has served on the board of Central Pacific Financial Corp. (NYSE:CPF), a bank holding company, since January 25, 2012. Mr. Kurisu also served as a director of Central Pacific Financial Corp. from September 2004 to May 2008. Mr. Kurisu is also the owner, director and Vice President of Hawaii Winter Baseball, Inc., a professional baseball league in Hawaii. Mr. Kurisu holds a B.B.A. and a M.B.A. from the University of Hawaii. The Company believes that Mr. Kurisu is qualified to serve as a director of the Company due to his business and financial management experience, including his experience in the nutraceutical industry.

Akiko Moni Miyashita is an independent advisor on mergers and acquisitions (M&A). Until October 2011, Ms. Miyashita was Vice President, Corporate Development at IBM. Ms. Miyashita’s over 30 year career at IBM included serving for 15 years in executive M&A roles including Vice President, M&A Strategy and Investments, Managing Director of M&A Integration, and Director of Corporate Development Asia Pacific, headquartered in Tokyo. Ms. Miyashita currently serves on the Board of Trustees of the Children’s Hospital of Philadelphia; the Executive Advisory Board of the University of Denver’s Daniels School of Business, the International Executive Advisory Council of The Navigators, and the Board of Directors of the US-Japan Council. Ms. Miyashita holds a B.S. degree in Marketing from the University of Colorado, Leeds School of Business and a M.B.A. from the University of Denver, Daniels School of Business. The Company believes that Ms. Miyashita is qualified to serve as a director of the Company due to her business and financial management experience, including her significant experience with M&A.

Phillip M. Satow is currently Chairman of the Board of Directors of JDS Therapeutics, LLC, an innovative health care company and holding company with respect to Nutrition 21, LLC, a leader in the nutritional supplement industry. Mr. Satow was co-founder, Chairman and CEO of JDS Pharmaceuticals, LLC (“JDS Pharmaceuticals”), a specialty pharmaceutical company focused in the fields of psychiatric and women’s health treatments. JDS Pharmaceuticals was sold to Noven Pharmaceuticals, Inc. in 2008. Prior to founding JDS Pharmaceuticals, Mr. Satow served as Executive Vice President of Forest Laboratories, Inc. (“Forest”), President of Forest Pharmaceuticals, Inc., and as a member of Forest’s Board of Directors. Prior to joining Forest, Mr. Satow served as Vice President and General Manager of the Wallace Laboratories Division of Carter—Wallace, Inc. In addition, Mr. Satow has held executive positions at Pfizer, including Director of Marketing with Pfizer Laboratories, and as Vice President of Pfizer Europe. Mr. Satow holds a B.A. from Columbia College and an M.A. in Economics from Georgetown University. Mr. Satow served for four years as a U.S. naval officer. We believe that Mr. Satow is qualified to serve on our Board of Directors due to his extensive experience and leadership in the pharmaceutical industry, in addition to his involvement with business and civic organizations and experience as an officer and director of publicly traded companies.

Mayuran Sriskandarajah (“Mayu Sris”) is a Founding Partner and Managing Director of Sarissa Capital Management LP. (“Sarissa”). He previously served as an Investment Analyst at Icahn Capital from 2005 to 2010 and as a consultant in 2011, where he contributed to all aspects of the activist investing process with the goal of proactively creating substantial value. Prior to joining Icahn Capital, Mr. Sris served as a consultant at Bain & Company from 2002 to 2005 working with both corporate and private equity clients. Previously, he served as an investment banker at Wasserstein Perella & Company where he advised technology clients on merger and acquisition transactions. In addition, from 2006 to 2010, Mr. Sris was a member of the board of directors of Viskase Companies, a publicly-traded company. Mr. Sris received his A.B. degree from Brown University. The Company believes that Mr. Sris is qualified to serve as a director of the Company due to his business and financial management experience, including his investment banking experience.

Executive Officers and Executive Management

Our current executive officers, their ages and positions are as follows:

Name	Age	Position
Yutaka Niihara, M.D., MPH	54	President, Chief Executive Officer and Director
Willis C. Lee	54	Chief Operating Officer
Peter B. Ludlum	59	Executive Vice President and Chief Financial Officer
Lan T. Tran, MPH	38	Chief Administrative Officer and Corporate Secretary
Yasushi Nagasaki	47	Senior Vice President, Finance
Charles Stark, Pharm.D	59	Senior Vice President, Research and Development

Background of Officers and Executive Management

The following is a brief summary of the background of each executive officer of the Company. For biographical information regarding Dr. Niihara, please see “Nominees for Election to the Board,” above.

Willis C. Lee, MS has served as our Chief Operating Officer since May 2011. Mr. Lee served as a director of Emmaus Life Sciences, Inc. from May 2011 to May 2014 and also served as the Co-Chief Operating Officer and Chief Financial Officer and as a director of Emmaus Medical from March 2010 to May 2011. Prior to that, he was the Controller at Emmaus Medical from February 2009 to February 2010. From 2004 to 2010, Mr. Lee led worldwide sales and business development of Yield Dynamics product group at MKS Instruments, Inc., a provider of instruments, subsystems, and process control solutions for the semiconductor, flat panel display, solar cell, data storage media, medical equipment, pharmaceutical manufacturing, and energy generation and environmental monitoring industries. Mr. Lee also served as President and Managing Director of Kenos Inc., a private service provider that provides funeral services to individuals, from January 2004 to December 2008. Mr. Lee held various managerial and senior positions at semiconductor companies such as MicroUnity Systems Engineering, Inc., a private semiconductor company that designs and develops new generation multimedia processors for computers and cable control boxes, from August 1995 to July 1996, HPL, Inc., a public semiconductor company that provides a software platform that enables data-driven decisions by gathering, managing and analyzing semiconductor manufacturing data, from June 2000 to October 2002, Syntricity, Inc., a private semiconductor software company that provides a software platform that enables data-driven decisions by gathering, managing and analyzing semiconductor manufacturing data, from November 2002 to April 2004 and also at Reden & Anders, a subsidiary of United Healthcare that provides actuarial services including capitation and risk assessment analyses for healthcare insurance carriers, from September 1996 to June 2000. Mr. Lee received his B.S. and M.S. in Physics from University of Hawaii (1984) and University of South Carolina (1986), respectively.

Peter B. Ludlum was appointed Executive Vice President and Chief Financial Officer of the Company effective April 2, 2012. Mr. Ludlum previously served as the Chief Financial Officer of Energy and Power Solutions, Inc. from April 2008 to March 2012. Mr. Ludlum also served as the Financial Compliance Officer from April 2006 to March 2008 and the Chief Financial Officer from April 2005 to April 2006 of Applied Medical Resources Corporation. Mr. Ludlum also served as Group Controller for IsoTis S.A. from October 2003 to April 2005. IsoTis S.A. acquired GenSci Regeneration Sciences Inc. in October 2003 where Mr. Ludlum served as Vice President and Chief Financial Officer from December 1999 to October 2003. Prior to his position at GenSci, Mr. Ludlum had served as the Vice President Finance and Chief Financial Officer from November 1996 to December 1999 of Pacific Biometrics, Inc. Earlier in his career Mr. Ludlum had worked for Derlan Industries, Ltd. as Corporate Controller and Treasurer and in various positions at Mobil Oil Corporation, and for subsidiaries of Bechtel Corporation and PacifiCorp. Mr. Ludlum is a Certified Management Accountant (CMA). He received a B.S. in Business and Economics with a major in accounting from Lehigh University in 1977 and a Masters in Business Administration with a concentration in Finance from California State University, Fullerton in 1991.

Lan T. Tran, MPH has served as the Chief Administrative Officer and Corporate Secretary of the Company since May 2011 and has served as the Co-Chief Operating Officer and Corporate Secretary of Emmaus Medical since April 2010 and as the Chief Compliance Officer of Emmaus Medical since May 2008. Prior to joining Emmaus Medical, Ms. Tran was with LABioMed from September 1999 to April 2008 and held positions of increasing responsibility including Grants and Contracts Trainee from September 1999 to March 2000, Grants and Contracts Officer from April 2000 to August 2004, Associate Director, Pre-Clinical/Clinical Trials Unit from September 2004 to June 2005, Director, Pre-Clinical/Clinical Trials Unit from July 2005 to June 2007, and Assistant Vice President, Research Administration from June 2007 to April 2008. In her position as Director, Pre-Clinical/Clinical Trials Unit and Assistant Vice President, Research Administration, Ms. Tran was part of the executive management team of LABioMed and responsible for all administrative aspects of research in her assigned area at LABioMed, which had a research budget of $61,000,000 in 2008. Ms. Tran holds a B.S. in Psychobiology from UCLA, which was awarded in 1999, and a Masters of Public Health from UCLA which was awarded in 2002.

Yasushi Nagasaki was appointed as the Senior Vice President, Finance of the Company effective April 2, 2012 and continues as an officer of the Company. From May 2011 to April 1, 2012, Mr. Nagasaki served as the Company’s Chief Financial Officer. From September 2005 until joining our Company, Mr. Nagasaki was the Chief Financial Officer of Hexadyne Corporation, an aerospace and defense supplier. From May 2003 to August 2005, Mr. Nagasaki was the Controller at Upsilon Intertech Corporation. Mr. Nagasaki received a B.A. in Commerce in 1992 from Waseda University and an M.A. in International Policy Studies in 1994 from the Monterey Institute of International Studies.

Charles Stark, Pharm.D. was appointed Senior Vice President of Research and Development and member of the executive management team of the Company effective November 2013. Dr. Stark previously served as Director of Clinical Development at Bavarian Nordic, Inc., an immunotherapeutic company, from March 2013 to November 2013. Dr. Stark had also served as Associate Director of Medical Affairs from July 2010 to March 2013 for the Dendreon Corporation, an immunotherapeutic company, and prior to his position at Dendreon, he was the Director, Medical Science Liaisons (cardiovascular, metabolic and oncology) from July 1999 to July 2010 at Pfizer, Inc., a pharmaceutical company. Dr. Stark served as the Director of Investigational Drug Services and Clinical Research at LA BioMed at Harbor UCLA from 1989 to 2003 and at the Health Research Association at USC Medical Center from 1995 to 1999. Dr. Stark has also served as a faculty member at the University of Southern California School of Pharmacy since1997. Dr. Stark received his Pharm.D. from the University of Southern California in 1982 and completed his residency at the Veteran’s Affairs Medical Center in West Los Angeles in 1983.

Family Relationships

There are no family relationships among any of the officers and directors of the Company.

Involvement in Certain Legal Proceedings

On September 23, 2011, Peter B. Ludlum, our current Chief Financial Officer, was serving as the Chief Financial Officer of Energy and Power Solutions, Inc. (“EPS”) when EPS filed for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code. The bankruptcy filing was made in part to effect a sale of EPS’ primary assets pursuant to Section 363 of the U.S. Bankruptcy Code. Such sale closed in December 2011 and EPS has concluded all other operations.

Other than as described above, there have been no events under any bankruptcy act, no criminal proceedings and no judgments, injunctions, orders or decrees material to the evaluation of the ability and integrity of any director, executive officer, promoter or control person of the Company during the past ten years.

The Company is not aware of any legal proceedings in which any director, nominee, or officer of the Company, or any associate of any such director, nominee, or officer of the Company, is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

CORPORATE GOVERNANCE

Board of Directors and Committees and Director Independence

Our Board of Directors has determined that each of Henry A. McKinnell, Jr., Tracey C. Doi, Duane K. Kurisu, Akiko M. Miyashita, Phillip M. Satow and Mayuran Sriskandarajah is an “independent” director as defined by the NASDAQ Marketplace Rules, even though such definition does not currently apply to us because our shares are not listed on the NASDAQ Stock Market LLC or any other exchange, and all applicable rules and regulations of the SEC. All members of the Audit and the Compensation, Nominating and Corporate Governance Committees satisfy the “independence” standards applicable to members of each such committee. The Board of Directors made this affirmative determination regarding these directors’ independence based on discussions with the directors and on its review of the directors’ responses to a standard questionnaire regarding employment and compensation history; affiliations, family and other relationships; and transactions with the Company. The Board of Directors considered relationships and transactions between each director or any member of his or her immediate family and the Company and its subsidiaries and affiliates.

Audit Committee

We established our Audit Committee on May 3, 2011. The Audit Committee consists of Dr. McKinnell, Ms. Doi, Mr. Kurisu, Ms. Miyashita and Mr. Satow each of whom is an independent director as defined by the NASDAQ Marketplace Rules. Ms. Doi serves as Chairman of the Audit Committee. Each of Dr. McKinnell, Ms. Doi, Mr. Kurisu, Ms. Miyashita and Mr. Satow qualifies as an “audit committee financial expert” as defined under Item 407(d) of Regulation S-K. The purpose of the Audit Committee is to represent and assist our Board of Directors in its general oversight of our accounting and financial reporting processes, audits of the financial statements and internal control and audit functions. The Audit Committee’s responsibilities include:

•

The appointment, replacement, compensation, and oversight of work of the independent registered public accounting firm, including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting, for the purpose of preparing or issuing an audit report or performing other audit, review or attest services.

•                                          Reviewing and discussing with management and the independent registered public accounting firm various topics and events that may have significant financial impact on our company or that are the subject of discussions between management and the independent registered public accounting firm.

The Board of Directors has adopted a written charter for the Audit Committee. A copy of the Audit Committee Charter is available on our website at www.Emmausmedical.com.

Compensation, Nominating and Corporate Governance Committee

We established our Compensation Committee and Nominating and Corporate Governance Committee on May 3, 2011. On May 9, 2013, we combined these two committees into one. The Compensation, Nominating and Corporate Governance Committee consists of Dr. McKinnell, Ms. Doi, Mr. Kurisu, Ms. Miyashita and Mr. Satow, each of whom is an independent director as defined by the NASDAQ Marketplace Rules. Ms. Miyashita is the Chairman of the committee. The Compensation, Nominating and Corporate Governance Committee is responsible for the design, review, recommendation and approval of compensation arrangements for our directors, executive officers and key employees, and for the administration of our equity incentive plans, including the approval of grants under such plans to our employees, consultants and directors, assists in the selection of director nominees, approves director nominations to be presented for stockholder approval at our annual general meeting, recommends to the Board of Directors candidates to fill any vacancies on our Board of Directors, considers any nominations of director candidates validly made by stockholders, and reviews and considers developments in corporate governance practices. The Compensation, Nominating and Corporate Governance Committee also reviews and determines compensation of our executive officers, including our Chief Executive Officer. The Board of Directors has adopted a written charter for the Compensation, Nominating and Corporate Governance Committee. A copy of the Compensation, Nominating and Corporate Governance Committee charter is available on our website at www.Emmausmedical.com.

Director Designation Agreement

In connection with the private placement of securities we completed on September 11, 2013, we entered into an agreement (the “Director Designation Agreement”) with Dr. Niihara, T.R. Winston & Company, LLC (“TRW”), who served as our placement agent, and Sarissa, an investor in the private placement. Pursuant to the Director Designation Agreement, we agreed to expand the size of our Board of Directors by three members to a total of eight directors, with one member to be designated by TRW and two members to be designated by Sarissa to fill the newly-created vacancies.

Mr. Satow was designated to serve as a member of the Board by TRW pursuant to its rights under the Director Designation Agreement.

Mr. Sris was designated to serve as a member of the Board by Sarissa pursuant to its rights under the Director Designation Agreement. Another designee of Sarissa is expected to be elected to the Board, at which time the Company expects to further expand the size of the Board to eight members.

The Director Designation Agreement provides that, prior to the date such designations first become effective, without the prior approval of TRW and Sarissa, we will not approve, effect, amend or enter into any agreements or transactions, or create or assume any obligations, other than those expressly contemplated in the Director Designation Agreement or undertaken in the ordinary course of business consistent with past practice.

The Director Designation Agreement also provides that each of Dr. Niihara, TRW and Sarissa agree to vote all shares of our common stock and any other class of our voting securities owned or controlled by them, and otherwise to use their respective commercially reasonable best efforts as stockholders, to elect as directors each of the TRW and Sarissa designees and every other candidate nominated for election to the Board of Directors by the Compensation, Nominating and Corporate Governance Committee of the Board.

Pursuant to the Director Designation Agreement, until the closing of a qualified initial public offering (as defined in the subscription agreements for the private placement), we are required to obtain unanimous approval of the Board for a detailed annual budget, certain related party transactions, and certain other corporate transactions.

Code of Business Conduct and Ethics

On May 3, 2011, our Board of Directors approved a Code of Conduct and Ethics (the “Code of Ethics”) that applies to all of the directors, officers and employees of the Company. The Code of Ethics addresses, among other things, honesty and ethical conduct, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, confidentiality, trading on inside information, and reporting of violations of the code. A copy of the Code of Ethics is available on our website at www.Emmausmedical.com. Requests for copies of the Code of Ethics should be sent in writing to Emmaus Life Sciences, Inc., 20725 S. Western Avenue, Ste. 136, Torrance, California 90501-1884, Attention: Corporate Secretary.

Meetings of the Board and its Committees

Our Board of Directors meets on a regular basis as often as necessary to fulfill its responsibilities, including at least once each quarter, and our independent directors meet at least annually in executive session without the presence of non-independent directors and management. During 2013, our Board of Directors met nine times, the Audit Committee met four times, the Compensation Committee met one time and the Nominating and Governance Committee met one time. The Compensation Committee and the Nominating and Governance Committee were merged in late 2013 and the committee as combined held two meeting in 2013. Each of the current directors who was on the Board of Directors during 2013 attended 75% or more of the aggregate of (i) the total number of Board meetings held during the period of such member’s service and (ii) the total number of meetings of committees on which such member served during the period of such member’s service.

The Company does not have a policy requiring its directors to attend our annual meeting of stockholders, although we encourage all of our directors to attend our annual meetings of stockholders.

Board Leadership Structure and Role in Risk Oversight

Our leadership is structured such that the chair of our Board of Directors and chief executive officer positions are separated. Dr. McKinnell, an independent director, has served as chairman of our Board of Directors since May 2011. We believe, at this time, having an independent chairman of our Board of Directors with extensive executive experience in the life science industry has provided our Board of Directors with consistent, experienced and independent leadership that enhances the effectiveness of our Board of Directors as a whole.

Our Company faces a variety of risks, including investment risk, liquidity risk, and operational risk. Our Board of Directors is responsible for oversight of risks facing our company, while our management is responsible for day-to-day management of risk. Our Board of Directors, as a whole, directly administers its risk oversight function. In addition, the risk oversight function is also administered through the standing committees of our Board of Directors, which oversee risks inherent in their respective areas of responsibility, reporting to our Board of Directors regularly and involving our Board of Directors as necessary. For example, the Audit Committee oversees our financial exposure and financial reporting related risks, and the Compensation, Nominating and Corporate Governance Committee oversees risks related to our compensation programs and practices. Our Board of Directors as a whole directly oversees our strategic and business risk, including product development risk, through regular interactions with our management and, from time-to-time, input from independent advisors. We believe our Board’s leadership structure supports its role in risk oversight, with our executive officers responsible for assessing and managing risks facing our company on a day-to-day basis and the chair and other members of our Board of Directors providing oversight of such risk management.

DIRECTOR NOMINATIONS

Criteria for Board Membership

In recommending candidates for appointment or election to our Board of Directors, the Compensation, Nominating and Corporate Governance Committee considers the appropriate balance of experience, skills and characteristics required of our Board of Directors, and seeks to insure that at least a majority of the directors are independent applying the NASDAQ Marketplace Rules, that members of the Audit Committee meet the financial literacy and sophistication requirements under the NASDAQ Marketplace Rules and that at least one of member of the Audit Committee qualifies as an “audit committee financial expert” under SEC rules. Nominees for director are selected on the basis of their depth and breadth of experience, wisdom, integrity, ability to make independent analytical inquiries, understanding of our business environment, willingness to devote adequate time to Board duties, the interplay of the nominee’s experience and skills with those of other directors and the extent to which the nominee would be a desirable addition to our Board of Directors and any of its committees.

In addition, our bylaws require that any candidate for nomination, whether nominated by the Board of Directors or by a stockholder, must deliver to the Secretary of the Company certain information with respect to his or her background, qualifications, stock ownership and independence and certain written assurances concerning the absence of voting commitments that could interfere with his or her fiduciary duties and compliance with corporate governance and other policies.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Compensation, Nominating and Corporate Governance Committee may also consider such other factors as it may deem are in the best interests of our company and our stockholders. The Compensation, Nominating and Corporate Governance Committee does not have a policy regarding Board diversity, but it takes diversity of professional experience and perspective within the pharmaceutical and biotechnology industries and diversity of backgrounds, cultures, education, experience, skills, thought, perspectives, personal qualities and attributes, and geographic profiles (i.e., where the individuals have lived and worked), as well as race, ethnicity, gender, national origin and other categories into account in identifying and selecting director nominees.

Stockholder Nominations

Stockholders may nominate individuals to stand for election to our Board of Directors. Any such nomination, however, must be made in compliance with provisions in our bylaws governing such nominations, which require, among other things, that the nominating stockholder give advance notice to the Company. The notice period for stockholder nominations of director candidates for the Annual Meeting has passed without any such nominations having been made. As described under “CORPORATE GOVERNANCE—Director Designation Agreement” above, TRW and Sarissa have the right pursuant to the Director Designation Agreement to designate one and two individuals, respectively, for election to our Board of Directors.

If you would like to nominate someone to stand for election to our Board of Directors at our 2015 Annual Meeting, please review the Company’s advance-notice bylaw, which is available online as Exhibit 3.1 to the Current Report on Form 8-K that the Company filed on March 6, 2013. See also “Nominations and Stockholder Proposals for 2015 Annual Meeting” below for information on submitting nominations and proposals to the Company.

Process for Identifying and Evaluating Nominees

Each year before recommending to our Board of Directors a slate of nominees for director, the Compensation, Nominating and Corporate Governance Committee considers each incumbent director’s performance on our Board of Directors and whether the incumbent director’s nomination would be consistent with the criteria for Board membership described above and other guidelines included in our corporate governance guidelines, including ensuring that the composition of our Board of Directors is such that it maintains an openness to new ideas and a willingness to critically re-examine the status quo. In the ordinary course, absent special circumstances or a material change in the criteria for Board membership, the Compensation, Nominating and Corporate Governance Committee will recommend for nomination incumbent directors with skills and experience that are relevant to our business and who are willing to continue in service. If an incumbent director is not willing to stand for re-election, or if a vacancy on our Board of Directors occurs between annual stockholder meetings and our Board of Directors determines to fill such vacancy, the Compensation, Nominating and Corporate Governance Committee will identify the desired skills and experience of a new nominee based on the criteria for Board membership described above and any specific needs of our Board of Directors at the time. The Compensation, Nominating and Corporate Governance Committee will then seek suggestions from other members of our Board of Directors and our management team as to individuals meeting such criteria. Potential nominees will be selected based on input from members of our Board of Directors, our management team and, if the Compensation, Nominating and Corporate Governance Committee deems appropriate, a third-party search firm. The Compensation, Nominating and Corporate Governance Committee will evaluate each potential nominee’s qualifications and check relevant references. In addition, such individuals will be interviewed by at least one member of the Compensation, Nominating and Corporate Governance Committee. Following this process, the Compensation, Nominating and Corporate Governance Committee will determine whether to recommend to our Board of Directors that a potential nominee be presented as a nominee for election by the stockholders or appointed to fill a vacancy on our Board of Directors, as the case may be. Historically, our Board of Directors nominates for election at our annual stockholder meetings the individuals recommended by the Compensation, Nominating and Corporate Governance Committee.

COMMUNICATIONS WITH DIRECTORS

If any stockholder wishes to contact our Board of Directors, or any individual director, the stockholder must submit the inquiry in writing to: Emmaus Life Sciences, Inc., 20725 S. Western Avenue, Suite 136, Torrance, California 90501, Attention: Corporate Secretary, and specify whether the communication is directed to the entire Board or to a particular director. Submitting stockholders should indicate they are a stockholder of our company. Company personnel will screen stockholder letters and, depending on the subject matter, will: forward the inquiry to the chairman of our Board of Directors, who may forward the inquiry to a particular director if the inquiry is directed to a particular director; forward the inquiry to the appropriate personnel within our company (for instance, if it is primarily commercial in nature); attempt to handle the inquiry directly (for instance, if it is a request for information about our company or a stock-related matter); or not forward the inquiry, if it relates to an improper or inappropriate topic or is otherwise irrelevant.

BENEFICIAL OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options, warrants and convertible notes held by that person that are currently exercisable or become exercisable within 60 days of August 31, 2014 are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

The following table sets forth certain information with respect to beneficial ownership of our common stock based on issued and outstanding shares of common stock owned by:

•                  Each person known to be the beneficial owner of 5% or more of our outstanding common stock;

•                  Each named executive officer;

•                  Each director; and

•                  All of our executive officers and directors as a group.

The number of shares of our common stock outstanding as of August 31, 2014 excludes 5,680,795 shares of common stock underlying outstanding options, 5,903,388 shares of common stock underlying outstanding warrants and 2,573,574 shares of common stock underlying outstanding principal and accrued interest amount on convertible notes (as of August 31, 2014). Unless otherwise indicated, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder’s name, subject to community property laws, where applicable. Unless otherwise indicated in the table or its footnotes, the address of each Director or Executive Officer who is a stockholder listed in the table is c/o Emmaus Life Sciences, Inc., 20725 S. Western Avenue, Ste. 136, Torrance, California 90501.

Name of Beneficial Owner	Title	Amount and Nature of Beneficial Ownership of Shares of Common Stock		Percent of Class(1)
Directors and Executive Officers
Yutaka Niihara, M.D., MPH	President, Chief Executive Officer and Director	11,093,940	(2)(13)	37.8%
Peter B. Ludlum	Executive Vice President and Chief Financial Officer	280,778	(3)	1.0%
Yasushi Nagasaki	Senior Vice President, Finance	582,636	(4)	2.0%
Willis C. Lee	Chief Operating Officer	702,984	(5)	2.5%
Lan T. Tran, MPH	Chief Administrative Officer and Corporate Secretary	524,683	(6)	1.8%
Henry A. McKinnell, Jr., Ph.D.	Chairman of the Board	632,128	(7)	2.2%
Tracey C. Doi	Director	199,333	(8)	*
Duane K. Kurisu	Director	—		*
Akiko M. Miyashita	Director	—		*
Phillip M. Satow	Director	14,626	(9)	*
Mayu Sris	Director	—		*
Officers and Directors as a Group (total of 11 persons)		14,031,110	(10)	43.7%
5% or More Owners
Daniel R. and Yuka I. Kimbell		2,434,028	(11)	8.7%
Sarissa Capital Management LP		1,997,657	(12)(13)	7.0%

*                                         Less than 1%.

(1)                                 Based on 27,863,420 shares of common stock issued and outstanding as of August 31, 2014. This excludes 2,504,249 shares previously owned by AFH Advisory cancelled by the Company’s transfer agent on June 28, 2013 pursuant to a court order. The Company continues to present these shares in its financial statements as outstanding until the right of appeal has lapsed and all contingencies have been resolved.

(2)                                 Includes 9,529,711 shares that are held jointly by Dr. Niihara and Soomi Niihara, his wife. Also includes 44,229 shares for which Dr. Niihara is custodian. Dr. Niihara may be deemed the indirect beneficial owner of these securities since he has sole voting and investment control over the securities. Also includes 1,000,000 shares underlying warrants to purchase shares of common stock, 444,444 shares underlying stock options and 55,556 shares underlying warrants to purchase shares of common stock owned by Hope Hospice. Dr. Niihara is the chief executive officer of Hope Hospice and has voting and investment power over such shares.

(3)                                 Includes 277,778 shares underlying options to purchase shares of common stock.

(4)                                 Includes 138,192 shares of common stock underlying outstanding convertible notes (as of August 31, 2014) and 444,444 shares underlying stock options.

(5)                                 Includes 46,071 shares of common stock underlying outstanding convertible notes (as of August 31, 2014), 444,444 shares underlying stock options and 35,556 shares underlying warrants to purchase shares of common stock owned by MLPF&S Cust. FBO Willis C. Lee.

(6)                                 Includes 56,945 shares underlying warrants to purchase shares of common stock and 444,444 shares underlying stock options.

(7)                                 Includes 500,000 shares underlying warrants to purchase shares of common stock and options to purchase 132,128 shares of common stock.

(8)                                 Includes 8,000 shares that are held jointly by Tracey & Mark Doi, her husband. Also, includes 153,333 shares underlying stock options and 38,000 shares underlying warrants to purchase shares of common stock owned by Tracey and Mark Doi.

(9)                                 Includes 14,626 shares of common stock underlying outstanding convertible notes (as of August 31, 2014).

(10)                          Includes options to purchase 2,341,017 shares of common stock, warrants to purchase 1,686,057 shares of common stock and 198,889 (as of August 31, 2014) shares of common stock underlying outstanding convertible notes.

(11)                          Includes 44,229 shares of common stock held by the holder as custodian. Daniel and Yuka Kimbell may be deemed the indirect beneficial owner of these securities since they have sole voting and investment control over the securities. The address for this stockholder is 16 N. Marengo St., Suite 307, Pasadena, CA 91101.

(12)                          Includes (i) 1,192,801 shares of common stock held by Sarissa Capital Domestic Fund LP (“Sarissa Domestic”), consisting of 715,121 shares of common stock and 477,680 shares underlying warrants to purchase shares of common stock, and (ii) 804,856 shares of common stock held by Sarissa Capital Offshore Master Fund LP (“Sarissa Offshore”), consisting of 482,536 shares of common stock and 322,320 shares underlying warrants to purchase shares of common stock. Sarissa, as the investment advisor to Sarissa Domestic and Sarissa Offshore (collectively, the “Sarissa Funds”), may be deemed to beneficially own the 1,997,657 aggregate shares beneficially owned by the Sarissa Funds on the basis of its sole or shared power to vote or direct the vote of such shares and/or its sole or shared power to dispose or direct the disposition of such shares. By virtue of his position as the Chief Investment Officer of Sarissa Capital and as the managing member of Sarissa Capital’s general partner, Dr. Alexander J. Denner may also be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) the 1,997,657 shares beneficially owned by the Sarissa Funds. The address for this stockholder is 660 Steamboat Road Greenwich, CT 06830.

(13)                          Dr. Niihara, Sarissa and TRW are parties to the Director Designation Agreement described in this Proxy Statement under the heading “CORPORATE GOVERNANCE—Director Designation Agreement.” These parties beneficially own, in the aggregate, 13,720,274 shares of common stock, including 2,539,556 shares underlying warrants to purchase shares of common stock and 444,444 shares underlying stock options, representing aggregate beneficial ownership of 45.9%.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Subsidiaries

Emmaus Medical Inc., Newfield Nutrition Corporation (“Newfield”), Emmaus Medical Japan, Inc. (“EM Japan”) and Emmaus Medical Europe Ltd. (“EM Europe”) are either directly or indirectly wholly-owned subsidiaries of the Company. Each of these subsidiaries has interlocking executive and director positions with us and with each other. Dr. Niihara and Mr. Lee are directors of Newfield. Dr. Niihara is a director of EM Japan. Dr. Niihara and Ms. Tran are directors of EM Europe. The officers of the Company are also the officers of Emmaus Medical and Newfield and hold the same officer positions in Emmaus Medical and Newfield as they do in the Company.

Merger and AFH Advisory

Pursuant to the Agreement and Plan of Merger, dated April 21, 2011 (the “Merger Agreement”) among AFH Merger Sub, Inc. (“AFH Merger Sub”), AFH Holding and Advisory, LLC (“AFH Advisory”) and Emmaus Medical, AFH Merger Sub merged with and into Emmaus Medical with Emmaus Medical continuing as the surviving entity (the “Merger”). As a result of the Merger, Emmaus Medical became a wholly-owned subsidiary of the Company. In connection with the Merger, the Company changed its corporate name from “AFH Acquisition IV, Inc.” to “Emmaus Holdings, Inc.” Subsequently, on September 14, 2011, we changed our name from “Emmaus Holdings, Inc.” to “Emmaus Life Sciences, Inc.”

Upon consummation of the Merger, (i) each outstanding share of Emmaus Medical common stock was exchanged for 29.48548924976 shares of our common stock, (ii) each outstanding Emmaus Medical option and warrant, which was exercisable for one share of Emmaus Medical common stock, was exchanged for an option or warrant, as applicable, exercisable for 29.48548924976 shares of our common stock, and (iii) each outstanding convertible note of Emmaus Medical, which was convertible for one share of Emmaus Medical common stock, was exchanged for a convertible note exercisable for 29.48548924976 shares of our common stock. As a result of the Merger, Emmaus Medical security holders received an aggregate of 20,673,714 of our shares of common stock, options and warrants to purchase an aggregate of 326,507 shares of common stock, and convertible notes to purchase an aggregate of 271,305 shares of our common stock, or 85% of our issued and outstanding common stock on a fully diluted basis. Immediately after the closing of the Merger, we had issued and outstanding:  24,423,714 shares of common stock, no shares of preferred stock, options to purchase 23,590 shares of common stock, warrants to purchase 302,918 shares of common stock, and convertible notes convertible into 271,305 shares of our common stock.

The Merger resulted in a change in control of our company from AFH Advisory, which is owned by Mr. Amir F. Heshmatpour, to the former security holders of Emmaus Medical. In connection with the change in control, we appointed new persons to our Board of Directors and elected new officers of the Company. Mr. Heshmatpour, an officer and director of the Company prior to the consummation of the Merger, resigned from all of his officer positions with the Company at the time the transaction was consummated. Mr. Heshmatpour resigned from the Board of Directors on April 24, 2012.

Since July 2012, we have been engaged in litigation with AFH Advisory, which was the majority stockholder of AFH Acquisition IV immediately prior to its combination with Emmaus Medical pursuant to the Merger in May 2011. In September 2012, AFH Advisory, Griffin Ventures, Ltd. (“Griffin”) and The Amir & Kathy Heshmatpour Family Foundation (the “Foundation”) filed a complaint against the Company in the Superior Court of Delaware. In October 2012, the Company filed counterclaims against the plaintiffs and third-party claims against Amir Heshmatpour. On June 27, 2013, the Superior Court of the State of Delaware issued an order implementing a partial summary judgment in favor of the Company. The order, among other things, (i) stated that the letter of intent previously entered into between the Company and AFH Advisory (the “Letter of Intent”) was properly terminated as of July 19, 2012 by the Company, and (ii) ordered the transfer agent for the Company to effect the cancellation of 2,504,249 shares of the Company’s common stock held by AFH Advisory, Griffin and the Foundation. The cancellation of such shares, which represented approximately 10 percent of the Company’s common stock, was effected by the Company’s transfer agent on June 28, 2013.

Loans by Related Parties

The following table sets forth information relating to the Company’s loans from related persons outstanding as of June 30, 2014.

Class	Lender	Interest rate	Date of loan	Term of Loan	Principal Amount Outstanding at June 30, 2014	Highest Principal outstanding	Amount of Principal Repaid	Amount of Interest Paid	Conv. Rate	Shares underlying principal at June 30, 2014
Current, Promissory note payable to related parties:
Hope Hospice (1)		8%	1/17/2012	Due on demand	$200,000	$200,000	$—	$8,000	NA	—
Hope Hospice (1)		8%	6/14/2012	Due on demand	200,000	200,000	—	12,000	NA	—
Hope Hospice (1)		8%	6/21/2012	Due on demand	100,000	100,000	—	4,000	NA	—
Yutaka Niihara (2)(4)		10%	12/5/2012	Due on demand	156,730	1,213,700	1,056,970	60,851	NA	—
Hope Hospice (1)		8%	2/11/2013	Due on demand	50,000	50,000	—	2,000	NA	—
Lan T Tran (2)		11%	2/10/2014	2 years (3)	106,976	106,976	—	—	NA	—
Cuc T Tran (5)		11%	3/5/2014	1 year	11,856	11,856	—	—	NA	—
				Sub total	$825,562	$1,882,532	1,056,970	86,851	—	—

Current, Convertible notes payable to related parties:
Yasushi Nagasaki (2)		10%	6/29/2012	Due on demand	$373,000	$388,800	$15,800	$—	$3.30	113,030
Hideki & Eiko Uehara (5)		10%	9/7/2013	1 year	35,640	35,640	—	—	$3.60	9,900
MLPF&S Cust. FBO Willis C. Lee (2)		10%	10/5/2013	1 year	152,066	152,066	—	—	$3.60	42,241
				Sub total	$560,706	$576,506	$15,800	$—	—	165,171

Long-term, Promissory note payable to related parties:
Hideki & Eiko Uehara (5)		11%	2/15/2014	2 years	$133,333	$133,333	$—	$7,363	NA	—

				Total	$1,519,601	$2,592,371	$1,072,770	$94,215	—	165,171

(1)           Dr. Niihara, who is the Company’s CEO, is also the CEO of Hope Hospice.

(2)           Officer

(3)           Due on demand

(4)           Director

(5)           Family of Officer/Director

The foregoing table does not reflect $200,000 of subscription proceeds received from Phillip M. Satow and one of his relatives during June 2014 because the related notes had not been issued by June 30, 2014.

The following table sets forth information relating to the Company’s loans from related persons outstanding as of December 31, 2013.

Class	Lender	Interest rate	Date of loan	Term of Loan	Principal Amount Outstanding as of December 31, 2013	Highest Principal outstanding	Amount of Principal Repaid	Amount of Interest Paid	Conv. Rate	Shares Underlying Principal as of December 31, 2013
Current, Promissory note payable to related parties:
Hope Hospice(1)		8%	1/17/2012	Due on demand	$200,000	$200,000	$—	$20,000	NA	—
Lan T Tran(2)		11%	2/10/2012	2 years(3)	80,000	205,000	125,000	—	NA	—
Hideki & Eiko Uehara(5)		11%	2/15/2012	2 years(3)	133,333	133,333	—	14,433	NA	—
Hope Hospice(1)		8%	6/14/2012	Due on demand	200,000	200,000	—	20,000	NA	—
Hope Hospice(1)		8%	6/21/2012	Due on demand	100,000	100,000	—	10,000	NA	—
Cuc T Tran(5)		11%	6/27/2012	1 year	10,000	10,000	—	—	NA	—
Yutaka Niihara(2)(4)		10%	12/5/2012	Due on demand	156,730	1,213,700	1,056,970	—	NA	—
Hope Hospice(1)		8%	2/11/2013	Due on demand	50,000	50,000	—	3,000	NA	—
				Sub total	$930,063	$2,112,033	$1,181,970	$67,433	—	—
				Less discount	$(4,422)
				Total	$925,641

Current, Convertible notes payable to related parties:
Yasushi Nagasaki(2)		10%	6/29/2012	Due on demand	$373,000	$388,800	$15,800	$—	$3.30	113,030
Hideki & Eiko Uehara(5)		10%	9/7/2013	1 year	35,640	35,640	—	—	$3.60	9,900
MLPF&S Cust. FBO Willis C.Lee(2)(4)		10%	10/5/2013	1 year	152,066	152,066	—	—	$3.60	42,240
				Sub total	$560,706	$576,506	$15,800	$—	—	165,170

				Total	$1,486,347	$2,688,539	$1,197,770	$67,433	—	165,170

(1)    Dr. Niihara, who is the Company’s CEO, is also the CEO of Hope Hospice.

(2)    Officer

(3)    Due on demand

(4)    Director

(5)    Family of Officer/Director

The above loans were made to provide us with needed working capital.

In February 2013, we issued a promissory note in the principal amount of $50,000 to Hope Hospice bearing interest at 8% per annum. The term of this note is due on demand. Dr. Niihara is also the CEO of Hope Hospice.

In September 2013, we issued a one-year convertible note to Hideki and Eiko Uehara in the amount of $35,640, which bears interest at 10% per annum and matures on the anniversary date of the note. The principal amount plus the unpaid accrued interest due under the convertible note is convertible into shares of our common stock at $3.60 per share. Hideki and Eiko Uehara are family members of Dr. Niihara, one of our officers.

In October 2013, we refinanced a convertible note payable to MLPF&S Cust. FBO Willis C. Lee, one of our officers, in the amount of $138,242 with a new convertible note in the amount of $152,066 which bears interest at 10% per annum and matures on the one-year anniversary date of the note. The principal amount and any unpaid interest due under the note are convertible into shares of our common stock at $3.60 per share. The convertible note was originally effective in October 2011. The outstanding principal amount and accrued interest payable as of December 31, 2013 are $152,066 and $3,666, respectively.

In July 2014, we issued two convertible notes each totaling $100,000 in aggregate principal amount, which bear interest at 10% per annum and mature on the respective two year anniversary dates of the notes. If we complete a qualified public offering, the principal amount of the notes will automatically convert into shares of our common stock at a conversion price equal to 80% of the initial public offering price in the qualified public offering. At or after the first anniversary of the loan date, the holders of the notes may convert some or all of the unpaid principal amount thereof, including unpaid accrued interest, into shares of our common stock at a conversion price of $7.00 per share.

The loans detailed below from related persons have been fully settled or partially repaid as of December 31, 2013.

In January 2013, we renewed a promissory note payable to Hope Hospice in the principal amount of $200,000 bearing interest at 8% per annum. The term of this note is due on demand. The note was originally effective in January 2011. Dr. Niihara is also the CEO of Hope Hospice. We subsequently repaid this note in full as of September 10, 2013.

In June 2012, we refinanced a convertible note payable to Mr. Nagasaki, one of our officers, in the amount of $360,000 with a new convertible note in the amount of $388,800 which bears interest at 10% per annum and is due upon demand. The principal amount and any unpaid interest due under the promissory note are convertible into shares of our common stock at $3.30 per share. The convertible note was originally effective in June 2011. During 2013, we partially repaid this note. The outstanding principal amount and accrued interest payable as of December 31, 2013 are $373,000 and $58,204, respectively.

In December 2012, we issued a promissory note to Dr. Niihara, our CEO, in the principal amount of $1,213,700 bearing interest at 10% per annum and matures on the six month anniversary date of the note. This note refinanced a note for JPY 100,000,000 ($1,213,700 at an exchange rate of 0.012137 as of the date of issuance) that was payable to related parties who were certain family members of Dr. Niihara. During 2013, we partially repaid this note. The outstanding principal amount and accrued interest payable as of December 31, 2013 are $156,730 and $98,036, respectively.

Guarantees by Officers

On May 1, 2013, we entered into a promissory note with Mr. Terasaki for $550,000. Dr. Niihara provided a personal guarantee on the promissory notes entered into with Mr. Terasaki. This note was refinanced on May 1, 2014.

On October 10, 2013, we refinanced a promissory note with the Shitabata Family Trust for $2,136,146. Dr. Niihara and Mr. Lee each provided a personal guarantee on the promissory note entered into with the Shitabata Family Trust.

Policy for Approval of Related Party Transactions

On May 9, 2013, our Board of Directors approved a new written policy, or the Policy, for the review, approval and ratification of related-party transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K. It is the responsibility of the Board to administer the Policy. From time to time, however, the Board may delegate responsibility for administration of the Policy to the Compensation, Nominating and Corporate Governance Committee of the Board. Whichever body is responsible for administering the Policy at any given time or in regard to a particular related-party transaction is referred to as the “Reviewing Body.”

Our management is responsible for determining whether a transaction requires review under the Policy, based on a review of all facts and circumstances. Upon a determination by management that a transaction requires review under the Policy, the material facts concerning the transaction and the related person’s interest in the transaction must be disclosed to the Reviewing Body.

At each of its meetings, the Reviewing Body is provided with the details of each new, existing or proposed related-party transaction, including the terms of the transaction, the business purpose of the transaction, and the benefits to us and to the relevant related party. In determining whether to approve a related-party transaction, the Reviewing Body considers, among other factors, the following factors to the extent relevant to the related-party transaction: (i) whether the terms of the related-party transaction are fair to us and on the same basis as would apply if the transaction did not involve a related party; (ii) whether there are business reasons for us to enter into the related-party transaction; (iii) whether the related-party transaction would impair the independence of an outside director; and (iv) whether the related-party transaction would present an improper conflict of interests for any of our directors or executive officers, taking into account the size of the transaction, the overall financial position of the director, executive officer or related party, the direct or indirect nature of the director’s, executive officer’s or related party’s interest in the transaction and the ongoing nature of any proposed relationship, and any other factors the Reviewing Body deems relevant.

Any member of the Reviewing Body who has an interest in the transaction under discussion must abstain from voting on its approval but may, if so requested by the Chairperson of the Reviewing Body, participate in some or all of the Reviewing Body’s discussions of the transaction. Upon completion of its review of the transaction, the Reviewing Body may determine to permit or to prohibit the transaction.

A related-party transaction entered into without pre-approval of the Reviewing Body is not deemed to violate the Policy, or be invalid or unenforceable, so long as the transaction is brought to the Reviewing Body as promptly as reasonably practical after it is entered into or after it becomes reasonably apparent that the transaction is covered by the Policy.

All related party transactions since January 1, 2013 that are required by SEC rules to be reported have been reviewed and approved by the independent directors of our Board of Directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company’s securities are currently registered under Section 12 of the Securities Exchange Act of 1934, as amended. As a result, and pursuant to Rule 16a-2, the Company’s directors and officers and holders of 10% or more of its common stock are currently required to file statements of beneficial ownership concerning their ownership of equity securities under Sections 13 or 16 of the Exchange Act. Based on a review of written representations from our executive officers and directors and a review of Forms 3, 4 and 5 furnished to us, we believe that during the fiscal year ended December 31, 2013 the following directors, officers and owners of more than 10% of our common stock failed to file, on a timely basis, reports required by Section 16(a) of the Exchange Act: Mr. Ludlum filed one not timely Form 4 reporting two transactions and Mr. Nagasaki, Ms. Tran, Dr. McKinnell, Ms. Doi and Mr. DeWald each filed one not timely Form 4 reporting one transaction, in each case due to an administrative error.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the compensation earned by our chief executive officer, chief financial officer and our next three most highly compensated executive officers for the two fiscal years ended December 31, 2013 and 2012.

Name and Position	Year	Salary	Bonus	Option Awards(1)	Total
Yutaka Niihara, M.D., MPH	2013	$250,000	$—	$1,583,035	$1,833,035
President, Chief Executive Officer and Director	2012	250,000	—	840,686	1,090,686
Willis C. Lee	2013	180,000	20,000	1,583,035	1,783,035
Chief Operating Officer	2012	180,000	—	840,686	1,020,686
Peter B. Ludlum	2013	180,000	50,000	1,583,035	1,813,035
Executive Vice President and Chief Financial Officer	2012	135,000	—	—	135,000
Lan T. Tran, MPH	2013	180,000	20,000	1,583,035	1,783,035
Chief Administrative Officer and Corporate Secretary	2012	180,000	—	840,686	1,020,686
Yasushi Nagasaki	2013	180,000	20,000	1,583,035	1,783,035
Senior Vice President, Finance	2012	180,000	—	840,686	1,020,686

(1)         The Company has calculated the grant date fair value of the option grants utilizing the Black-Scholes-Merton Option pricing model.  Accordingly, the fair value of the underlying shares was determined based on recent transactions by the Company to sell shares to third parties and other factors determined by management to be relevant to the valuation of such shares. The fair value of the options was determined through the Black Scholes Option pricing model with the following inputs:

	2013	2012
Stock price	$3.60	$3.60
Exercise price	$3.60	$3.60
Term	10 years	10 years
Risk-Free Rate	1.89%	2.22%
Dividend Yield	0%	0%
Volatility	119.30%	141.70%

The amounts in this column represent the aggregate grant date fair value of option awards granted to the directors in 2013, calculated in accordance with the provisions of FASB ASC Topic 718, “Stock Compensation”. The actual value of any option award will depend on the excess of our stock price over the exercise price on the date the option award is exercised. The actual value realized upon exercise of the option awards may be higher or lower than the value shown in this column.

Total compensation for Dr. Niihara, Mr. Lee and Ms. Tran for the years ended December 31, 2013 and 2012 did not include an amount for the annual performance bonus pursuant to their respective employment agreements. We did not grant performance-based cash bonuses in 2013 and 2012 in part because of management’s emphasis on preserving available capital to fund operating expenses. Additionally, specific performance criteria were not established for our executive officers for 2013 or 2012. Each of our executive officers waived any right under their respective employment agreement to an annual performance bonus for 2013 and 2012, and the Company did not incur any liability as a result of not granting such performance-based cash bonuses.

In December 2013, the Compensation, Nominating and Corporate Governance Committee approved discretionary bonuses for each of Messrs. Lee, Ludlum, and Nagasaki and Ms. Tran as shown in the table above under the heading “Bonuses.”

On April 2, 2012, the Board of Directors of the Company authorized and approved option grants to the named executive officers in the amounts set forth below, with a term of 10 years and an exercise price of $3.60 per share, the fair market value of a share of Common Stock as of the grant date, as determined by the Board of Directors.

Name	Title	Number of Options
Dr. Yutaka Niihara	Chief Executive Officer, President and Director	250,000
Willis C. Lee	Chief Operating Officer	250,000
Yasushi Nagasaki	Senior Vice President, Finance	250,000
Lan T. Tran	Chief Administrative Officer and Corporate Secretary	250,000

The options granted to each named executive officer will vest as follows: each option will vest annually in equal amounts (or as close to an equal amount as possible) over a period of three years with the first one-third (1/3) of such amount to vest one year from the grant date.

On February 28, 2013, the Board of Directors of the Company authorized and approved option grants to the named executive officers in the amounts set forth below, with a term of 10 years and an exercise price of $3.60 per share, the fair market value of a share of Common Stock as of the grant date, as determined by the Board of Directors.

Name	Title	Number of Options
Dr. Yutaka Niihara	Chief Executive Officer, President and Director	500,000
Willis C. Lee	Chief Operating Officer	500,000
Peter B. Ludlum	Executive Vice President and Chief Financial Officer	500,000
Yasushi Nagasaki	Senior Vice President, Finance	500,000
Lan T. Tran	Chief Administrative Officer and Corporate Secretary	500,000

The options granted to each named executive officer will vest as follows: one-third (1/3) will vest on the first anniversary of the grant date, and the remaining two-thirds (2/3) will vest in approximately equal monthly installments over a period of two years thereafter.

Outstanding Equity Awards at 2013 Fiscal Year End

The following table sets forth information regarding outstanding equity awards held by our named executive officers at the end of fiscal 2013.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)(2)		Option Exercise Price	Option Expiration Date
Yutaka Niihara, M.D., MPH	83,333	166,667	(1)	$3.60	4/1/2022
	—	500,000	(2)	$3.60	2/28/2023
Willis C. Lee	83,333	166,667	(1)	$3.60	4/1/2022
	—	500,000	(2)	$3.60	2/28/2023
Peter Ludlum	—	500,000	(2)	$3.60	2/28/2023
Lan T. Tran, MPH	83,333	166,667	(1)	$3.60	4/1/2022
	—	500,000	(2)	$3.60	2/28/2023
Yasushi Nagasaki	83,333	166,667	(1)	$3.60	4/1/2022
	—	500,000	(2)	$3.60	2/28/2023

(1)                                 Options will vest annually in equal amounts (or as close to an equal amount as possible) over a period of three years, on each of April 1, 2013, 2014 and 2015.

(2)                                 One-third (1/3) of the options vested on February 28, 2014, the first anniversary of the grant date. The remaining two-thirds (2/3) vest in approximately equal monthly installments over a period of two years thereafter.

Employment Agreements

On April 5, 2011, we entered into employment agreements with Yutaka Niihara, M.D., MPH, our Chief Executive Officer, Willis C. Lee, our Chief Operating Officer, and Lan T. Tran, MPH, our Chief Administrative Officer. On April 8, 2011, we entered into an employment agreement with Yasushi Nagasaki, our former Chief Financial Officer and current Senior Vice President, Finance. On April 2, 2012, we entered into an employment agreement with Peter B. Ludlum, our Executive Vice President and Chief Financial Officer (the employment agreements, collectively, are referred to as the “Employment Agreements”). Each of the Employment Agreements has an initial 2-year term, unless terminated earlier. Mr. Nagasaki’s employment agreement expired in April 2013, and Mr. Ludlum’s employment agreement expired in April 2014. The Employment Agreements for Dr. Niihara, Mr. Lee and Ms. Tran automatically renew for additional one year periods unless the Company or the officer provides notice of non-renewal at least sixty (60) days prior to the expiration of the then current term.

Base Salary, Bonus and Other Compensation. Dr. Niihara’s, Mr. Lee’s and Ms. Tran’s base salary is $250,000, $180,000 and $180,000 per year, respectively, which will be reviewed at least annually. In addition to base salary, the officers may be entitled to receive an annual performance bonus based on the officer’s performance for the previous year. The Employment Agreements each provide that the respective officer’s performance for the previous year will be measured against a set of targets and goals as mutually established by us and the officer. To date, our Board of Directors and the Compensation, Nominating and Corporate Governance Committee have evaluated an officer’s performance on an overall basis related to the Company’s progress on major milestones, without reliance on specific position by position pre-established targets and goals. The officers are also eligible to receive paid vacation, and participate in health and other benefit plans and will be reimbursed for reasonable and necessary business expenses.

Equity Compensation. The Employment Agreements state that at the end of each calendar year on December 31, or as soon as reasonably practicable after such date (each a “Grant Date”), the Company will grant non-qualified ten-year stock options with a Black Scholes value of $100,000 to Dr. Niihara, $50,000 to Mr. Lee, and $40,000 to Ms. Tran, in each case with an exercise price per share equal to the “Fair Market Value” (as such term is defined in the Company’s 2011 Stock Incentive Plan) on the applicable Grant Date. One-third of the options granted to each officer will vest on the first anniversary of the applicable Grant Date, one-third will vest on the second anniversary of the applicable Grant Date and the final one-third will vest on the third anniversary of the applicable Grant Date. Any unvested options will vest immediately upon a change in control (as defined below), termination of the officer’s employment other than a voluntary termination by the officer or a termination of the officer for cause. In the event that the officer is terminated for any reason other than cause, death or disability or retirement, each option, to the extent that it is exercisable at the time of such termination, shall remain exercisable for the 90 day period following such termination, but in no event following the expiration of its term. In the event that the officer’s employment terminates on account of death, disability or, with respect to any non-qualified stock option, retirement, each option granted that is outstanding and vested as of the date of such termination shall remain exercisable by such officer (or the officer’s legal representatives, heirs or legatees) for the one year period following such termination, but in no event following the expiration of its term.

Severance Compensation. If Dr. Niihara’s, Mr. Lee’s or Ms. Tran’s employment is terminated for any reason during the term of his or her respective employment agreement, other than without cause or good reason, each will be entitled to receive his or her base salary prorated through the termination date, any expense reimbursement due and owing for reasonable and necessary business expenses, and unpaid vacation benefits (the “Voluntary Termination Benefits”). If Dr. Niihara’s, Mr. Lee’s or Ms. Tran’s employment is terminated due to death or disability of such officer during the term of his or her respective employment agreement, then such officer will also receive an amount equal to his or her target annual performance bonus, and for a termination due to disability only, 6 additional months of his or her base salary to be paid out over a 6-month period and payment of COBRA benefits of up to 6 months following the termination. If Dr. Niihara’s employment is terminated without cause or Dr. Niihara resigns with good reason (not within 2 years following a change in control), he will receive the Voluntary Termination Benefits and, provided he signs a Release, a severance package equal to one year of his base salary to be paid out over a 12-month period, a pro rata amount of the annual performance bonus for the calendar year in which the termination date occurs based on the achievement of any applicable performance terms or goals for the year, and payment of COBRA benefits of up to 12 months following the termination. If the employment of any of Mr. Lee, or Ms. Tran is terminated without cause or any of them resigns with good reason (not within 2 years following a change in control) during the term of his or her respective employment agreement, he or she will receive the Voluntary Termination Benefits and, provided he or she signs a Release, a severance package equal to 6 months of his or her base salary to be paid out over a 6-month period, an amount equal to half of the targeted annual performance bonus, and payment of COBRA benefits of up to 6 months following the termination.

Termination with cause includes a proven act of dishonesty, fraud, embezzlement or misappropriation of Company proprietary information; a conviction of, or plea of nolo contendere to, a felony or a crime involving moral turpitude; willful misconduct which cannot be cured on reasonable notice to the officer; or the officer’s habitual failure or refusal to perform his duties if such failure or refusal is not cured within 20 days after receiving written notice thereof from the Board of Directors. Good reason includes a reduction of more than 10% to the officer’s base salary or other compensation (except as part of a general reduction for all executive employees); a material diminution of the officer’s authority, responsibilities, reporting or job duties (except for any reduction for cause); the Company’s material breach of the Employment Agreement; or, in the case of Dr. Niihara, Mr. Lee and Ms. Tran, a relocation of the business requiring the officer to move or drive to work more than 40 miles from its current location. The officer may terminate the Employment Agreement for good reason if he or she provides written notice to the Company within ninety (90) days of the event constituting good reason and the Company fails to cure the good reason within thirty (30) days after receiving such notice.

Change of Control. The Employment Agreements will not be terminated upon a change of control. A change of control means any merger or reorganization where the holders of the Company’s capital stock prior the transaction own fewer than 50% of the shares of capital stock after the transaction, an acquisition of 50% of the voting power of the Company’s outstanding securities by another entity, or a transfer of at least 50% of the fair market value of the Company’s assets. Upon Dr. Niihara’s termination without cause or good reason that occurs within 2 years after a change of control, he will receive the Voluntary Termination Benefits and, provided he signs a release of all claims relating to his employment, a severance package equal to 2 years of his base salary to be paid out over a 12-month period, an amount equal to double the targeted annual performance bonus, payment of COBRA benefits of up to 18 months following the termination, and a one-time cash payment of $3.0 million. Upon Mr. Lee’s or Ms. Tran’s termination without cause or good reason that occurs within 2 years after a change of control, he or she will receive the Voluntary Termination Benefits and, provided he or she signs a Release, a severance package equal to 1 year of his or her base salary to be paid out over a 12-month period, an amount equal to the full year targeted annual performance bonus, and payment of COBRA benefits of up to 12 months following the termination. Mr. Lee and Ms. Tran will also receive a one-time cash payment of $200,000. In addition, each officer’s unvested equity awards shall vest upon such termination and the officer will have 36 months in which to sell or exercise such awards (subject to expiration of the term of such options). The officer will also be free from all lock-up or other contractual restrictions upon the free sale of shares that are subject to waiver by the Company upon such termination.

Director Compensation

In 2013 our compensation plan called for our non-employee directors to receive compensation of $700 for each in-person Board meeting that they attend, $400 for each telephonic Board meeting that they attend and $400 for each committee meeting. Our employee directors do not receive additional compensation for their services as a director. We expect the Board of Directors to hold four in-person meetings and two telephonic meetings each calendar year. Pursuant to the 2011 Stock Incentive Plan, non-officer directors receive as a minimum an annual grant of 10,000 options. Such grants will vest annually in quarterly installments. Additionally, the Chairman of the Board receives a one-time retainer grant of 10,000 options and each committee chair receives a one-time retainer grant of 2,000 options which will vest on a cliff basis for the first one-third (1/3) granted and monthly on a prorata basis for the remaining two-thirds (2/3) thereafter in equal amounts (or as close to an equal amount as possible) over a period of three (3) years from the grant date.

In addition, the non-employee directors each received a grant of 250,000 options in 2013 which will vest annually in equal amounts (or as close to an equal amount as possible) over a period of three years.

The following table shows information regarding the compensation earned during the fiscal year ended December 31, 2013 by the non-employee members of our Board of Directors. Compensation earned during the fiscal year ended December 31, 2013 by our employee directors, Yutaka Niihara, M.D., MPH and Willis C. Lee, who do not receive compensation for their services as a director, is reported above under the heading “Summary Compensation Table.”

Name	Fees Earned or Paid in Cash	Option Awards (2)(3)	Total
Henry A. McKinnell, Jr., Ph.D.	$6,000	$827,518	$833,518
Tracey C. Doi	7,100	827,518	834,618
Maurice J. DeWald (1)	7,200	827,518	834,718
Total	$20,300	$2,482,554	$2,502,854

(1)         Mr. DeWald resigned from the board of directors on May 8, 2014.

(2)         The amounts in this column represent the aggregate grant date fair value of option awards granted to the directors in 2013, calculated in accordance with the provisions of FASB ASC Topic 718, “Stock Compensation”. The actual value of any option award will depend on the excess of our stock price over the exercise price on the date the option award is exercised. The actual value realized upon exercise of the option awards may be higher or lower than the value shown in this column. The Company has calculated the grant date fair value of the option grants utilizing the Black-Scholes-Merton Option pricing model.  Accordingly, the fair value of the underlying shares was determined based on recent transactions by the Company to sell shares to third parties and other factors determined by management to be relevant to the valuation of such shares. The fair value of the options was determined through the Black Scholes Option pricing model with the following inputs:

February 28, 2013
Stock price	$3.60
Exercise price	$3.60
Term	10 years
Risk-Free Rate	1.89%
Dividend Yield	0%
Volatility	119.30%

(3)         As of December 31, 2013, our non-employee directors had option awards outstanding pursuant to the 2011 Stock Incentive Plan to purchase the following number of shares of our common stock:

Name	Number of Securities Underlying Unexercised Options ($) Exercisable (Vested)		Number of Securities Underlying Unexercised Options ($) Unexercisable (Unvested)		Option Exercise Price	Option Expiration Date
Henry A. McKinnell, Jr., Ph.D.	11,795	(1)	—		$3.05	6/30/2015
	27,000		—		$3.60	12/19/2021
	—		250,000	(3)	$3.60	2/28/2023
	10,000		—		$3.60	2/28/2023
Tracey C. Doi	10,000		—		$3.60	12/19/2021
	25,000	(2)	50,000	(2)	$3.60	4/2/2022
	—		250,000	(3)	$3.60	2/28/2023
	10,000		—		$3.60	2/28/2023
Maurice J. DeWald	12,000		—		$3.60	12/19/2021
	25,000	(2)	50,000	(2)	$3.60	4/2/2022
	—		250,000	(3)	$3.60	2/28/2023
	10,000		—		$3.60	2/28/2023

(1)                                 Includes options to purchase 11,795 shares that vested as of December 31, 2012 and are exercisable at $3.05 per share through 2015, which award was issued prior to the commencement of the 2011 Stock Incentive Plan.

(2)                                 Options vest in equal annual amounts (or as close to an equal amount as possible) over a period of three years with the first one-third (1/3) vesting on April 1, 2013.

(3)                                 Options vest annually in equal amounts (or as close to an equal amount as possible) over a period of three years with the first one-third (1/3) vesting on February 28, 2014.

Recent Grants

The Board of Directors authorized and approved option grants to non-employee directors in the amounts, on the dates and at the exercise prices set forth in the table below.

Name	Shares Underlying Outstanding Options	Grant Date	Exercise Price
Henry A. McKinnell, Jr., Ph.D.	60,000	February 26, 2014	$3.60
Tracey C. Doi	52,000	February 26, 2014	$3.60
Maurice J. DeWald	52,000	February 26, 2014	$3.60
Akiko M. Miyashita.	102,000	May 8, 2014	$4.90
Duane K. Kurisu	100,000	May 8, 2014	$4.90
Phillip M. Satow	100,000	May 8, 2014	$4.90
Mayuran Sriskandarajah.	102,000	July 17, 2014	$5.10

The options granted to each non-employee director have a term of 10 years and will vest as follows: each option will vest in equal annual amounts (or as close to an equal amount as possible) over a period of three years with the first one-third (1/3) amount to vest one year from the grant date.  The exercise price of each option is the fair market value of a share of common stock as of the grant date, as determined by the Board of Directors.

Current Director Compensation Program

On February 26, 2014, the Board of Directors amended the compensation program for non-employee directors. The compensation program for non-employee directors currently consists of:

•	a cash retainer of $500 per month;

•

cash compensation of $700 for each in-person Board meeting attended, $400 for each telephonic Board meeting attended, $400 for each committee meeting attended, and $200 for each meeting chaired by such non-employee director;

•	an initial grant of 100,000 options upon election and 50,000 stock options annually thereafter;

•	a one-time grant of 2,000 options to the chairman of each committee; and

•	a one-time grant of 10,000 options to the Chairman of the Board.

Options granted under this program are expected to vest over 3 years.

Summary Description of Our 2011 Stock Incentive Plan As Amended

A copy of the Emmaus Life Sciences, Inc. 2011 Stock Incentive Plan, as amended (the “Plan”), is attached to this proxy statement as Annex A. The following summary is qualified in its entirety by reference thereto. Other than the amendment to the total number of shares of common stock of the Company with respect to which awards may be granted pursuant to the Plan (the “Cap”), for which we are seeking ratification under Proposal 4 above, the Plan terms remain unchanged from the terms adopted by stockholders on May 3, 2011 and the amendment ratified by stockholders on September 23, 2013. The capitalized terms not otherwise defined in this summary shall have the meaning assigned to them in the Plan.

Background

On May 3, 2011, the Board of Directors and stockholders adopted the Plan. Stockholder approval of the Plan enables us to satisfy stock exchange listing requirements, if and when we become subject to such requirements, and to make awards that qualify as performance-based compensation that is exempt from the deduction limitation set forth under Section 162(m) of the Code. Subject to certain exceptions, Section 162(m) generally limits the corporate income tax deductions to $1,000,000 annually for compensation paid to each of the Chief Executive Officer and our other three highest paid executive officers required to be reported under the proxy disclosure rules.

The Plan permits grants of stock options, stock appreciation rights, or SARs, restricted stock, stock units, stock bonus and unrestricted stock awards, which we collectively refer to as Awards. Our Board of Directors believes that the Plan is an important factor in attracting, retaining and motivating our employees, consultants, agents, and directors and our affiliates, who are collectively referred to as Eligible Persons. Our Board of Directors believes that we need the flexibility both to have an ongoing reserve of common stock available for future equity-based awards, and to make future awards in a variety of forms.

On February 28, 2013, our Board of Directors authorized and adopted an amendment to Section 1.5(a) of the Plan. The amendment increased the Cap 3,000,000 to 6,000,000 (subject to adjustment as set forth in the Plan). The amendment was subsequently ratified by our stockholders at our 2013 Annual Meeting on September 23, 2013. On July 17, 2014, our Board of Directors authorized and adopted a second amendment to Section 1.5(a) of the Plan which increased the Cap from 6,000,000 to 9,000,000 (subject to adjustment as set forth in the Plan). Awards granted with respect to these additional shares will not qualify as performance-based compensation for purposes of Section 162(m) of the Code unless and until the second amendment is ratified by stockholders. Except for the increases in the Cap, the terms of the Plan, including the adjustment mechanisms set forth therein, were unchanged by the amendments to the Plan.

Purpose

The purpose of the Plan is to attract, retain and motivate select employees, consultants and directors for us and our affiliates and to provide incentives and rewards for superior performance. As of December 31, 2013, there were approximately 20 Eligible Persons who were our directors or employees of one of our subsidiaries.

Shares Subject to the Plan

The Plan provides that no more than 9,000,000 shares of common stock may be issued pursuant to Awards under the Plan. The number of shares available for Awards, as well as the terms of outstanding Awards, is subject to adjustment as provided in the Plan for stock splits, stock dividends, recapitalizations and other similar events.

The maximum awards that can be granted under the Plan to a single participant in any calendar year shall be 500,000 shares of common stock in the form of options or SARs, and 500,000 shares of common stock in the form of restricted shares, restricted stock units, stock bonus and other stock-based awards.

Administration

The Compensation, Nominating and Corporate Governance Committee of the Board of Directors or another committee appointed by our Board of Directors administer the Plan. The Compensation, Nominating and Corporate Governance Committee of our Board of Directors and any other committee exercising discretion under the Plan from time to time are referred to below as the Committee.

Subject to the terms of the Plan, the Committee has express authority to determine the Eligible Persons who will receive Awards, the number of shares of common stock, units or dollars to be covered by each Award, and the terms and conditions of Awards. The Committee has broad discretion to prescribe, amend, and rescind rules relating to the Plan and its administration, to interpret and construe the terms of the Plan and the terms of all Award agreements, and to take all actions necessary or advisable to administer the Plan.

Stock awards granted under the Plan (other than performance-based awards, awards involving an aggregate number of shares equal to less than 5% of shares available for awards and annual director stock grants described below) will have a minimum vesting period of three years.

The Plan provides that we will indemnify members of the Committee and their delegates against any claims, liabilities or costs arising from the good faith performance of their duties under the Plan. The Plan releases these individuals from liability for good faith actions associated with the Plan’s administration.

Eligibility

The Committee may grant options that are intended to qualify as incentive stock options, or ISOs, only to our and our subsidiaries’ employees, and may grant all other Awards to Eligible Persons. The Plan and the discussion below use the term “Participant” to refer to an Eligible Person who has received an Award.

Types of Awards

Options. Options granted under the Plan provide Participants with the right to purchase shares of common stock at a predetermined exercise price. The Committee may grant options that are intended to qualify as ISOs or options that are not intended to so qualify, referred to as Non-ISOs. The Plan also provides that ISO treatment may not be available for options that become first exercisable in any calendar year to the extent the value of the underlying shares that are the subject of the option exceeds $100,000 (based upon the fair market value of the shares of common stock on the option grant date).

Stock Appreciation Rights (SARs). A stock appreciation right generally permits a Participant to receive, upon exercise, cash and/or shares of common stock equal in value to an amount determined by multiplying (a) the excess of the fair market value, on the date of exercise, of the shares of common stock with respect to which the SAR is being exercised, over the exercise price of the SAR for such shares by (b) the number of shares with respect to which the SARs are being exercised. The Committee may grant SARs in tandem with options or independently of them.

Exercise Price for Options and SARs. The exercise price of ISOs, Non- ISOs, and SARs may not be less than 100% of the fair market value on the grant date of the shares of common stock subject to the Award (110% of fair market value for ISOs granted to employees who, on the grant date, own stock representing more than 10% of the combined voting power of all classes of our stock).

Exercise of Options and SARs. To the extent exercisable in accordance with the agreement granting them, an option or SAR may be exercised in whole or in part, during the term established by the Committee, subject to earlier termination relating to a holder’s termination of employment or service. The expiration date of options and SARs may not exceed ten years from the date of grant (five years in the case of ISOs granted to employees who, on the grant date, own more than 10% of the combined voting power of all classes of our stock).

Unless otherwise provided under the terms of the agreement evidencing a grant, options and SARs that have vested may be exercised during the one-year period after the optionee’s termination of service due to death or permanent disability or after the optionee retires (with respect to SARs and Non-ISOs only) and during the 90-day period after the optionee’s termination of employment other than for cause (but in no case later than the termination date of the option or SAR). Each option or SAR that remains unexercisable at the time of termination shall be terminated at the time of termination.

Restricted Stock, Stock Units, Stock Bonus, and Other Stock-Based Awards. Under the Plan, the Committee may grant restricted stock that is forfeitable until certain vesting requirements are met, may grant restricted stock units, or RSUs, which represent the right to receive shares of common stock after certain vesting requirements are met, and may grant unrestricted stock as to which the Participant’s interest is immediately vested (subject to the exceptions to the minimum vesting requirements described above). The Plan provides the Committee with discretion to determine the terms and conditions under which a Participant’s interests in such Awards becomes vested, which may include the achievement of financial or other objective performance goals or other objectives.

Annual Non-Employee Director Grants. The Plan provides for annual grants of 10,000 options to non-employee directors, which we refer to as the Annual Director Award. Each Annual Director Award will vest in four substantially equal quarterly installments. These grants have been superseded by, and are not in addition to, the compensation program for non-employee directors.

Clawback of Awards

Unless otherwise provided in an agreement granting an Award, we may terminate any outstanding, unexercised, unexpired or unpaid Award, rescind any exercise, payment or delivery pursuant to the Award, or recapture any common stock (whether restricted or unrestricted) or proceeds from the Participant’s sale of shares issued pursuant to the Award in the event of the discovery of the Participant’s fraud or misconduct, or otherwise in connection with a financial restatement.

Income Tax Withholding

As a condition for the issuance of shares pursuant to Awards, the Plan requires satisfaction of any applicable federal, state, local, or foreign withholding tax obligations that may arise in connection with the award or the issuance of shares.

Transferability

Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of other than by will or the laws of descent and distribution, except to the extent the Committee permits.

Certain Corporate Transactions

The Committee shall equitably adjust, as it deems necessary and appropriate, the number of shares covered by each outstanding Award, the number of shares that have been authorized for issuance under the Plan but have not yet been granted or that have been returned to the Plan upon cancellation, forfeiture or expiration of an Award, and the maximum number of shares that may be granted in any calendar year to individual participants, as well as the price per share covered by each outstanding Award, to reflect any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the shares, or any other increase or decrease in the number of issued shares effected without receipt of consideration by us.

The Committee has the authority, in the event of a merger, sale of assets, reorganization or similar change in control transaction, to cause us to accelerate the vesting of Awards. To the extent that an Award is not exercised prior to consummation of a transaction in which the Award is not being assumed or substituted, such Award shall terminate upon such consummation.

Term of the Plan; Amendments or Termination

The term of the Plan is ten years from the date of adoption by the Board of Directors. Our Board of Directors may from time to time, amend, alter, suspend, discontinue or terminate the Plan; provided that no amendment, suspension or termination of the Plan shall materially and adversely affect Awards already granted. Furthermore, the Plan specifically prohibits the repricing of stock options or SARs without stockholder approval. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of a stock option or SAR to lower its exercise price; (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; and (iii) repurchasing for cash or canceling a stock option or SAR at a time when its exercise price is greater than the fair market value of the underlying stock in exchange for another award, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change. Such cancellation and exchange would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the participant.

U.S. Federal Income Tax Consequences

The U.S. federal income tax rules applicable to awards under the Plan under the Code are summarized below. This summary omits the tax laws of any municipality, state, or foreign country in which a participant resides. Stock option grants under the Plan may be intended to qualify as incentive stock options under Section 422 of the Code or may be non-qualified stock options governed by Section 83 of the Code. Generally, federal income tax is not due from a participant upon the grant of a stock option, and a deduction is not taken by us. Under current tax laws, if a participant exercises a non-qualified stock option, he or she will have taxable income equal to the difference between the market price of the common stock on the exercise date and the stock option grant price. We are entitled to a corresponding deduction on our income tax return. A participant will not have any taxable income upon exercising an incentive stock option after the applicable holding periods have been satisfied (except that the alternative minimum tax may apply), and we will not receive a deduction when an incentive stock option is exercised. The treatment for a participant of a disposition of shares acquired through the exercise of a stock option depends on how long the shares were held and whether the shares were acquired by exercising an incentive stock option or a non-qualified stock option. We may be entitled to a deduction in the case of a disposition of shares acquired under an incentive stock option before the applicable holding periods have been satisfied.

Generally, taxes are not due when a restricted stock or RSU award is initially granted, but the award becomes taxable when it is no longer subject to a “substantial risk of forfeiture” (generally, when it becomes vested or transferable), in the case of restricted stock, or when shares are issued in connection with vesting, in the case of an RSU. Income tax is calculated on the value of the stock at ordinary rates at that time, and then at capital gain rates when the shares are sold. However, no later than 30 days after a participant receives an award of restricted stock, pursuant to Section 83(b) of the Code, the participant may elect to recognize taxable ordinary income in an amount equal to the fair market value of the stock at the time of receipt. Provided that the election is made in a timely manner, the participant will not recognize any additional income when the award is no longer transferable or subject to a “substantial risk of forfeiture.”

Section 409A of the Code provides additional tax rules governing non-qualified deferred compensation. Generally, Section 409A will not apply to awards granted under the Plan, but may apply in some cases to RSUs. For such awards subject to Section 409A, certain of our officers may experience a delay of up to six months in the settlement of the awards in shares of our stock.

Awards granted under the Plan may be structured to qualify as performance-based compensation under Section 162(m) of the Code. To qualify, the Plan must satisfy the conditions set forth in Section 162(m) of the Code, and stock options and other awards must be granted under the Plan by a committee consisting solely of two or more outside directors (as defined under Section 162 regulations) and must satisfy the Plan’s limit on the total number of shares that may be awarded to any one participant during any calendar year. For awards other than stock options and SARs to qualify, the grant, issuance, vesting, or retention of the award must be contingent upon satisfying one or more of the performance criteria set forth in the Plan, as established and certified by a committee consisting solely of two or more outside directors. The rules and regulations promulgated under Section 162(m) are complicated and subject to change from time to time, sometimes with retroactive effect. In addition, a number of requirements must be met in order for particular compensation to so qualify. As such, there can be no assurance that any compensation awarded or paid under the Plan will be deductible under all circumstances.

New Plan Benefits

The Company has not issued any options from the additional shares made available under the Plan pursuant to the July 17, 2014 Amendment. Future awards under the Plan are not currently determinable because they are within the discretion of Committee.

Securities Authorized for Issuance under Equity Compensation Plans as of December 31, 2013

The following table provides information as of December 31, 2013 regarding compensation plans, including any individual compensation arrangements, under which equity securities of the Company are authorized for issuance.

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders(1)(2)	4,834,000	$3.60	1,166,000
Equity compensation plans not approved by security holders(3)	500,000	$1.00	—
Total	5,334,000	$3.35	1,166,000

(1)

In May 2011, the Company adopted the Plan. On February 28, 2013, the Board of Directors approved an increase of 3,000,000 additional options for the Plan and such additional shares have been approved by the Company shareholders.

(2)

On February 26, 2014, the Board of Directors approved the issuance of 438,000 options to employees, consultants and non-employee directors and on May 8, 2014 and July 17, 2014 the Board of Directors approved the issuance of an aggregate of 404,000 options to new non-employee directors.

(3)	These securities represent warrants issued to non-employee directors in 2012.

AUDIT COMMITTEE REPORT

The Audit Committee consists of five non-employee directors who are independent under the standards adopted by the Board of Directors and NASDAQ Stock Market Rules and SEC standards. The Audit Committee represents and assists the Board of Directors in fulfilling its responsibility for oversight and evaluation of the quality and integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the qualifications and independence of the Company’s registered public accounting firm and the performance of the Company’s internal controls and of our independent registered public accounting firm.

The Audit Committee has reviewed and discussed with the Company’s management, internal finance staff, independent registered public accounting firm, with and without management present, the Company’s audited financial statements for the fiscal year ended December 31, 2013. The Audit Committee has also discussed with the Company’s independent registered public accounting firm the results of the independent registered public accounting firm’s’ examinations and the judgments concerning the quality, as well as the acceptability, of the Company’s accounting principles and such other matters that the Company is required to discuss with the independent registered public accounting firm under applicable rules, regulations or generally accepted auditing standards (including Statement on Auditing Standards No. 114). In addition, the Audit Committee has received from the independent registered public accounting firm the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm their independence from the Company and management, including a consideration of the compatibility of non-audit services with their independence, the scope of the audit and the fees paid to the independent registered public accounting firm during the year.

Based on our review and the discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 for filing with the SEC.

Respectfully submitted,

Henry A. McKinnell, Jr., Ph.D.

Tracey C. Doi

Duane K. Kurisu

Akiko Moni Miyashita

Phillip M. Satow

PRINCIPAL ACCOUNTANT FEES AND SERVICES

On January 9, 2014, the Company dismissed EFP Rotenberg LLP as the Company’s independent registered public accounting firm and, on January 10, 2014, the Company engaged KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm, effective immediately. The decisions to dismiss EFP and to engage KPMG were approved by the Audit Committee of the Company’s Board of Directors on January 9, 2014. Prior to January 10, 2014, neither the Company nor anyone acting on its behalf consulted with KPMG regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company; or (ii) any matter that was the subject of a disagreement as described in Item 304(a)(1)(iv) of Regulation S-K or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K.

The following table presents fees billed or to be billed, including reimbursements for expenses, for professional audit services rendered by KPMG for the audit of the Company’s consolidated financial statements for the year ended December 31, 2013, the reaudit of the Company’s consolidated financial statements for the year ended December 31, 2012, and reviews of the Company’s interim financial statements for periods during the year ended December 31, 2013 and certain interim financial statements for periods during the year ended December 31, 2012. It also includes fees for services rendered by EFP Rotenberg LLP for the audit of the Company’s consolidated financial statements for the year ended December 31, 2012 and interim reviews of the Company’s quarterly financial statements for periods during the years ended December 31, 2013 and December 31, 2012. The schedule includes fees billed or to be billed for other services rendered by EFP Rotenberg LLP during those periods.

	Year ended December 31,
	2013		2012
	KPMG	EFP	EFP
Audit Fees (including fees for interim reviews)	$305,000	$34,713	$64,998
Audit-Related Fees(1)	—	7,500	36,355
Tax Fees	—	—	—
All Other Fees	—	—	—
Total	$305,000	$42,213	$101,353

(1)	All of the services rendered by EFP Rotenberg LLP reflected were pre-approved by the Audit Committee pursuant to the pre-approval policy described below.

Pre-Approval Policy

The Audit Committee on an annual basis reviews audit and non-audit services performed by the independent registered public accounting firm for such services. The audit committee pre-approves (i) auditing services (including those performed for purposes of providing comfort letters and statutory audits) and (ii) non-auditing services that exceed a de minimis standard established by the committee, which are rendered to the Company by its outside auditors (including fees).

NOMINATIONS AND STOCKHOLDER PROPOSALS FOR 2014 ANNUAL MEETING

Proposals to be Included in Proxy Statement

Stockholders are hereby notified that if they wish a proposal to be included in our proxy statement and form of proxy relating to our 2015 annual meeting of stockholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), they must deliver a written copy of their proposal(s) no later than May [26], 2015 (the date that is 120 calendar days before the anniversary of the release date of the proxy statement relating to this year’s annual meeting of stockholders). If the date of next year’s annual meeting is changed by more than 30 days from the date of this year’s meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials. Proposals must comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under the Exchange Act in order to be included in our proxy materials.

Proposals to be submitted for the Annual Meeting

Notice of any proposal that a stockholder intends to present at the 2015 annual meeting, but does not intend to have included in the proxy statement and form of proxy relating to the 2015 annual meeting, as well as any director nominations, must be delivered to, or mailed and received at, the Company not earlier than the close of business on June 25, 2015 and not later than the close of business on July 25, 2015. In addition, the notice must set forth the information required by the Company’s bylaws with respect to each director nomination or other proposal that the stockholder intends to present at the 2015 annual meeting of stockholders.

If the date of the 2015 annual meeting is more than 30 days before or more than sixty 60 days after the anniversary date of our 2014 Annual Meeting, notice by the stockholder of any such proposal or nomination to be timely must be so delivered, or mailed and received, not later than the 90th day prior to such annual meeting or, if later, the 10th day following the day on which public disclosure of the date of such annual meeting was first made.

If you would like to nominate someone to stand for election to our Board of Directors at our 2015 Annual Meeting or submit a proposal for consideration at such meeting, please review the Company’s advance-notice bylaw, which is available online as Exhibit 3.1 to the Current Report on Form 8-K that the Company filed on March 6, 2013.

Proposals should be delivered to Emmaus Life Sciences, Inc. To avoid controversy and establish timely receipt by the Company, it is suggested that stockholders send their proposals by certified mail, return receipt requested.

DIRECTIONS TO THE ANNUAL MEETING

The DoubleTree Hotel is located at 21333 Hawthorne Blvd., Torrance, California 90503.

From the 405 South, take the Hawthorne Blvd. exit and turn south onto Hawthorne Blvd. The DoubleTree Hotel will be on your right one block after Torrance Blvd.

From the 405 North, take the Hawthorne Blvd. exit and turn south onto Hawthorne Blvd. The DoubleTree Hotel will be on your right one block after Torrance Blvd.

OTHER MATTERS

The notice period for stockholder presentation of business at our Annual Meeting has passed, and accordingly we do not expect any matters, other than those set forth in this proxy statement, to come before the Annual Meeting. If any other matters should properly come before the Annual Meeting or any adjournment or postponement thereof, however, the holders of proxies solicited by this proxy statement will vote on such matters in accordance with their judgment.

By Order of the Board of Directors,

/s/ Yutaka Niihara

Yutaka Niihara, M.D., MPH
President and Chief Executive Officer
Torrance, California
September 19, 2014

ANNEX A

EMMAUS LIFE SCIENCES, INC.

AMENDED AND RESTATED

2011 STOCK INCENTIVE PLAN

ARTICLE I

GENERAL

1.1                               GENERAL

This amended and restated EMMAUS LIFE SCIENCES, INC. 2011 STOCK INCENTIVE PLAN (the “Plan”) is designed to provide incentive compensation to certain selected individuals deemed by the Board, or its designee, to be critical to the business of Emmaus Life Sciences, Inc. (the “Company”), and its Affiliates. Capitalized terms used herein shall have the meanings given in Article III below.

1.2                               ADMINISTRATION

(a)                                 Administration by Committee; Constitution of Committee. The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the “Board”) or such other committee or subcommittee as the Board may designate (the “Committee”). The members of the Committee shall be appointed by, and serve at the pleasure of, the Board. It is intended that at all times the Committee shall consist solely of Qualified Members, the number of whom shall not be less than two, provided that the fact that the Committee is not so comprised will not invalidate any grant hereunder that otherwise satisfies the terms of the Plan. A “Qualified Member” is both a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the “1934 Act”) and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

(b)                                 Committee’s Authority. The Committee shall have the authority to (i) exercise all of the powers granted to it under the Plan, (ii) construe, interpret and implement the Plan and any Award Agreement issued under the Plan, (iii) prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (iv) make all determinations necessary or advisable in administering the Plan, (v) correct any defect, supply any omission and reconcile any inconsistency in the Plan, and (vi) amend the Plan to reflect changes in applicable law.

(c)                                  Committee Action; Delegation. Except as otherwise required by applicable law, actions of the Committee shall be taken by the vote of a majority of its members. Any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken shall be fully as effective as if it had been taken by a vote at a meeting. Notwithstanding the foregoing or any other provision of the Plan, the Committee (or the Board acting instead of the Committee), may delegate to one or more officers of the Company the authority to designate the individuals (other than such officer(s)), among those eligible to receive Awards pursuant to the terms of the Plan, who will receive Awards under the Plan and the size of each such Award, to the fullest extent permitted by Section 157 of the Delaware General Corporation Law (or any successor provision thereto), provided that the Committee shall itself grant Awards to those individuals who could reasonably be considered to be subject to the insider trading provisions of Section 16 of the 1934 Act or whose Awards could reasonably be expected to be subject to the deduction limitations of Section 162(m) of the Code.

(d)                                 Determinations Final. The determination of the Committee on all matters relating to the Plan or any Award under the Plan shall be final, binding and conclusive.

(e)                                  Limit on Committee Members’ Liability. Members of the Committee, any person acting pursuant to authority delegated by the Committee, and any officer or employee of the Company or Affiliate acting at the direction or on behalf of the Committee or a delegee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

1.3                               PERSONS ELIGIBLE FOR AWARDS

The persons eligible to receive Awards under the Plan are those officers, directors (whether or not they are employed by the Company), and executive, managerial, professional or administrative employees of, and consultants to, the Company and any Affiliate of the Company as the Committee in its sole discretion shall select.

1.4                               TYPES OF AWARDS UNDER THE PLAN

The Awards available for grant hereunder shall be those described in Article II below.

1.5                               SHARES AVAILABLE FOR AWARDS; ADJUSTMENTS TO AWARDS

(a)                                 Aggregate Number Available; Certificate Legends. Subject to adjustment as provided under subparagraph (d)(1) below, the total number of shares of common stock of the Company (“Company Stock”) with respect to which Awards may be granted pursuant to the Plan shall not exceed 9,000,000 in the aggregate. Shares issued pursuant to the Plan may be authorized but unissued Company Stock, authorized and issued Company Stock held in the Company’s treasury or Company Stock acquired by the Company for the purposes of the Plan. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares.

(b)                                 Limits. Except as otherwise provided specifically herein, no provision of this Plan shall be deemed to limit the number or value of shares otherwise available for Awards under the Plan. Subject to adjustment as provided in subparagraph (d) below, in any calendar year, no Participant shall be granted Awards in respect of (i) more than 500,000 shares of Company Stock in the form of grants of Options or Stock Appreciation Rights, or (ii) more than 500,000 shares of Company Stock in the form of grants of Restricted Stock, Stock Units or Stock Grants. Any Awards granted and subsequently canceled or deemed to be canceled in a calendar year shall count against this limit even after their cancellation.

(c)                                  Certain Shares to Become Available Again. If any shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of shares to the Participant, the shares of Company Stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan. Notwithstanding the foregoing, shares of Company Stock that are exchanged by a Participant or withheld by the Company as full or partial payment in connection with any Award under the Plan, as well as any shares of Company Stock exchanged by a Participant or withheld by the Company or any Affiliate to satisfy the tax withholding obligations related to any Award under the Plan, shall not be available for subsequent Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of shares of Company Stock as to which the Award is exercised. In addition, (i) to the extent an Award is paid or settled in cash, the number of shares of Company Stock with respect to which such payment or settlement is made shall again be available for grants of Awards pursuant to the Plan and (ii) Shares of Company Stock underlying Awards that can only be settled in cash shall not be counted against the aggregate number of shares of Company Stock available for Awards under the Plan.

(d)                                 Adjustments to Available Shares and Existing Awards Upon Changes in Company Stock or Certain Other Events. In the event that any special or extraordinary dividend or other extraordinary distribution is declared (whether in the form of cash, Company Stock, or other property), or there occurs any recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event, the Committee shall adjust, as it deems necessary or appropriate, (1) the number and kind of shares of stock which may thereafter be issued in connection with Awards, (2) the number and kind of shares of stock or other property, including cash, issued or issuable in respect of outstanding Awards, (3) the exercise price, grant price or purchase price relating to any Award, and (4) the limitations set forth in Section 1.5(a) and (b); provided that, with respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424 of the Code, and provided further that no such adjustment shall cause any Award hereunder which is or becomes subject to Section 409A of the Code to fail to comply with the requirements of such section. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Company Stock subject to an Award or the exercise price of any option or stock appreciation right.

(e)                                  Limitation on Vesting for Awards. Notwithstanding any provision of the Plan to the contrary, any stock-settled Award that vests solely on the basis of the passage of time (e.g., not on the basis of achievement of performance goals) shall not vest more quickly than ratably over a three (3)-year period following the date of grant, except that the Award Agreement may reflect, or the Committee may in its discretion provide after the date of grant for, earlier or accelerated vesting (on a full or pro rata basis) (i) in the event of the Participant’s death, disability, retirement, or involuntary Termination of Service, (ii) upon a merger, sale of assets, reorganization or similar change in control of the Company, or (iii) in connection with establishing the terms and conditions of employment of a Participant necessary for the recruitment of the Participant. The provisions of this Section 1.5(e) shall not apply to (x) any Award that becomes vested based on the achievement of performance goals over a period of at least one year, (y) Director Stock Awards granted under Section 2.8, or (z) Awards involving an aggregate number of shares of Company Stock not exceeding 5% of the number of shares available for Awards under Section 1.5(a).

ARTICLE II

AWARDS UNDER THE PLAN

2.1                               AGREEMENTS EVIDENCING AWARDS

Each Award granted under the Plan shall be evidenced by a written agreement (an “Award Agreement”), which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable. By accepting an Award pursuant to the Plan, a Participant thereby agrees that the Award shall be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.

2.2                               STOCK OPTIONS

(a)                                 General. The Committee may issue Awards in the form of options to acquire Company Stock (“Options”), which may be in the form of Non-Qualified Options or Incentive Stock Options hereunder.

(b)                                 Exercise Price. Each Award Agreement with respect to an Option shall set forth the amount per share (the “Option Exercise Price”) payable by the Participant to the Company upon exercise of the Option. The Option Exercise Price shall be equal to or greater than the Fair Market Value of a share of Company Stock on the date of grant.

(c)                                  Exercisability. Each Option shall become exercisable at the time determined by the Committee and set forth in the applicable Award Agreement. At the time of grant of an Option, the Committee may impose such restrictions or conditions to the exercisability of the Option as it, in its absolute discretion, deems appropriate, including, but not limited to, achievement of performance goals based on one or more Business Criteria. Subject to Section 2.2(d) hereof, the Committee shall determine and set forth in the applicable Award Agreement the expiration date of each Option, which shall be no later than the tenth anniversary of the date of grant of the Option.

(d)                                 Exercise. An Option shall be exercised by delivering the form of notice of exercise provided by the Company. Payment for shares of Company Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise by one or a combination of the following means: (A) in cash or by personal check, certified check, bank cashier’s check or wire transfer; (B) in shares of Company Stock owned by the Participant and valued at their Fair Market Value on the effective date of such exercise; (C) by a “net exercise” method under which the Company reduces the number of shares of Company Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate Option Exercise Price; or (D) by any such other methods (including broker assisted cashless exercise) as the Committee may from time to time authorize; provided, however, that in the case of a Participant who is subject to Section 16 of the 1934 Act, the method of making such payment shall be in compliance with applicable law. Except as authorized by the Committee, any payment in shares of Company Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require.

(e)                                  Special Rules for Incentive Stock Options. Incentive Stock Options may only be granted to employees of the Company and its Affiliates, in accordance with the provisions of Section 422 of the Code. To the extent that the aggregate Fair Market Value of shares of Company Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company or an Affiliate shall exceed $100,000, such Options shall be treated as Nonqualified Stock Options. For purposes of this Section 2.2(e), Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted. No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns (or is deemed to own under the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company unless (A) the exercise price of such Incentive Stock Option is at least 110% of the Fair Market Value of a share of Company Stock at the time such Incentive Stock Option is granted and (B) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

(f)                                   Termination of Services. In the event that the employment of a Participant with the Company (or the Participant’s service to the Company) shall terminate for any reason other than (i) Cause, (ii) death or (iii) disability or retirement, each Option granted to such Participant, to the extent that it is exercisable at the time of such termination, shall, unless otherwise determined by the Committee at the time of grant as set forth in the applicable Award Agreement, remain exercisable for the 90 day period following such termination, but in no event following the expiration of its term. Each Option that remains unexercisable as of the date of such a termination shall be terminated at the time of such termination (except as may be otherwise determined by the Committee). In the event that the employment of a Participant with the Company (or the Participant’s service to the Company) shall terminate on account of the death, disability or, with respect to any Non-Qualified Stock Option, retirement of the Participant (in the case of disability or retirement as determined by the Committee), each Option granted to such Participant that is outstanding and vested as of the date of such termination shall, unless otherwise determined by the Committee at the time of grant as set forth in the applicable Award Agreement, remain exercisable by the Participant (or such Participant’s legal representatives, heirs or legatees) for the one year period following such termination, but in no event following the expiration of its term. Each Option that remains unexercisable as of the date of a termination due to death, disability or retirement shall be terminated at the time of such termination (except as may be otherwise determined by the Committee). In the event of the termination of a Participant’s employment for Cause, each outstanding Option granted to such Participant shall terminate at the commencement of business on the date of such termination.

(g)                                  Transferability of Options. Except as otherwise provided in an applicable Award Agreement evidencing an Option, during the lifetime of a Participant, each Option granted to a Participant shall be exercisable only by the Participant and no Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. Notwithstanding the foregoing, the Committee may, in any applicable Award Agreement evidencing an Option (other than an Incentive Stock Option to the extent inconsistent with the requirements of section 422 of the Code applicable to Incentive Stock Options), permit a Participant to transfer all or some of the Options to (i) the Participant’s spouse, children or grandchildren (“immediate family members”), (ii) a trust or trusts for the exclusive benefit of such immediate family members, or (iii) other parties approved by the Committee in its absolute discretion. Following any such transfer, any transferred Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer. In addition, a Non-Qualified Stock Option shall be transferable pursuant to a “domestic relations order” as defined in the Code or Title I of the Employment Retirement Income Security Act of 1974, as amended, or related applicable regulations.

2.3                               STOCK APPRECIATION RIGHTS

(a)                                 General. The Committee may issue Awards in the form of the right to receive, on exercise, an amount equal to the increase, if any, in the Fair Market Value of a share of Company Stock from the date of grant to the date of exercise, as further described below (a “Stock Appreciation Right”).

(b)                                 Stock Appreciation Right Grants in Connection with Options. A Stock Appreciation Right may be granted in connection with an Option, either at the time of grant or, with respect to a Nonqualified Stock Option, at any time thereafter during the term of the Option, or may be granted unrelated to an Option. At the time of grant of a Stock Appreciation Right, the Committee may impose such restrictions or conditions to the exercisability of the Stock Appreciation Right as it, in its absolute discretion, deems appropriate, including, but not limited to, achievement of performance goals based on one or more Business Criteria. The term of a Stock Appreciation Right granted without relationship to an Option shall not exceed ten years from the date of grant. In addition, the exercise price of a Stock Appreciation Right shall be equal to or greater than the Fair Market Value of a share of Company Stock on the date of grant.

(c)                                  Surrender of Option upon Exercise of Related Stock Appreciation Right. A Stock Appreciation Right related to an Option shall require the holder, upon exercise, to surrender such Option with respect to the number of shares as to which such Stock Appreciation Right is exercised, in order to receive payment of any amount computed pursuant to Section 2.3(e). Such Option will, to the extent surrendered, then cease to be exercisable.

(d)                                 Relationship Between Stock Appreciation Right and Related Option. Subject to Section 2.3(i) and to such rules and restrictions as the Committee may impose, a Stock Appreciation Right granted in connection with an Option will be exercisable at such time or times, and only to the extent that a related Option is exercisable. All Stock Appreciation Rights shall be non-transferable (except to the extent that such related Option may be transferable), except by will or the laws of descent and distribution or except as otherwise determined by the Committee for estate planning purposes.

(e)                                  Payment. Upon the exercise of a Stock Appreciation Right whether related or unrelated to an Option, the holder will be entitled to receive payment of an amount determined by multiplying:

(i)                                     the excess of the Fair Market Value of a share of Company Stock on the date of exercise of such Stock Appreciation Right over the exercise price of the Stock Appreciation Right, by

(ii)                                  the number of shares as to which such Stock Appreciation Right is exercised.

(f)                                   Limit on Payment. Notwithstanding subsection (e) above, the Committee may place a limitation on the amount payable upon exercise of a Stock Appreciation Right. Any such limitation must be determined as of the date of grant and noted in the applicable Award Agreement.

(g)                                  Form of Payment. Payment of the amount determined under subsection (e) above may be made solely in whole shares of Company Stock valued at their Fair Market Value on the date of exercise of the Stock Appreciation Right or alternatively, in the sole discretion of the Committee, solely in cash or a combination of cash and shares. If the Committee decides that payment will be made in shares of Company Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

(h)                                 Adjustment or Replacement. Other than with respect to an adjustment described in Section 1.5(d), in no event shall the exercise price with respect to a Stock Appreciation Right be reduced following the grant of a Stock Appreciation Right, nor shall a Stock Appreciation Right be cancelled in exchange for a replacement Stock Appreciation Right with a lower exercise price or in exchange for another type of Award or cash payment without stockholder approval.

(i)                                     Termination of Services. In the event that the employment of a Participant with the Company (or the Participant’s service to the Company) shall terminate for any reason other than (i) Cause, (ii) death or (iii) disability or retirement, each Stock Appreciation Right granted to such Participant, to the extent that it is exercisable at the time of such termination, shall, unless otherwise determined by the Committee at the time of grant as set forth in the applicable Award Agreement, remain exercisable for the 90 day period following such termination, but in no event following the expiration of its term. Any Stock Appreciation Right that is not exercisable as of the date of such a termination shall be terminated at the time of such termination (except as may be otherwise determined by the Committee). In the event that the employment of a Participant with the Company (or the Participant’s service to the Company) shall terminate on account of the death, disability or retirement of the Participant (in the case of disability or retirement as determined by the Committee), each Stock Appreciation Right granted to such Participant that is outstanding and vested as of the date of such termination shall, unless otherwise determined by the Committee at the time of grant as set forth in the applicable Award Agreement, remain exercisable by the Participant (or such Participant’s legal representatives, heirs or legatees) for the one year period following such termination, but in no event following the expiration of its term. Each Stock Appreciation Right that remains unexercisable as of the date of a termination due to death, disability or retirement shall be terminated at the time of such termination (except as may be otherwise determined by the Committee). In the event of the termination of a Participant’s employment for Cause, each outstanding Stock Appreciation Right granted to such Participant shall terminate at the commencement of business on the date of such termination.

2.4                               RESTRICTED STOCK

(a)                                 General. The Committee may issue Awards consisting of shares of Company Stock issued subject to restrictions as described below (“Restricted Stock”).

(b)                                 Price. At the time of the grant of shares of Restricted Stock, the Committee shall determine the price, if any, to be paid by the Participant for each share of Restricted Stock subject to the Award.

(c)                                  Vesting Date. At the time of the grant of shares of Restricted Stock, the Committee shall establish a vesting date or vesting dates with respect to such shares. The Committee may divide such shares into classes and assign a different vesting date for each class. Provided that all conditions to the vesting of a share of Restricted Stock are satisfied, and subject to Section 2.4(i), upon the occurrence of the vesting date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 2.4(e) shall lapse.

(d)                                 Conditions to Vesting. At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions to the vesting of such shares as it, in its absolute discretion, deems appropriate, including, but not limited to, achievement of performance goals based on one or more Business Criteria. The Committee may also provide that the vesting or forfeiture of shares of Restricted Stock may be based upon the achievement of, or failure to achieve, certain levels of performance and may provide for partial vesting of Restricted Stock in the event that the maximum level of performance is not met if the minimum level of performance has been equaled or exceeded.

(e)                                  Restrictions on Transfer Prior to Vesting. Prior to the vesting of a share of Restricted Stock, such Restricted Stock may not be transferred, assigned or otherwise disposed of, and no transfer of a Participant’s rights with respect to such Restricted Stock, whether voluntary or involuntary, by operation of law or otherwise, shall be permitted. Immediately upon any attempt to transfer such rights, such shares, and all of the rights related thereto, shall be forfeited by the Participant.

(f)                                   Dividends on Restricted Stock. The Committee in its discretion may require that any dividends paid on shares of Restricted Stock be held in escrow until all restrictions on such shares have lapsed.

(g)                                  Issuance of Certificates. The Committee may, upon such terms and conditions as it determines, provide that (1) a certificate or certificates representing the shares underlying a Restricted Stock Award shall be registered in the Participant’s name and bear an appropriate legend specifying that such shares are not transferable and are subject to the provisions of the Plan and the restrictions, terms and conditions set forth in the applicable Award Agreement, (2) such certificate or certificates shall be held in escrow by the Company on behalf of the Participant until such shares become vested or are forfeited or (3) the Participant’s ownership of the Restricted Stock shall be registered by the Company in book entry form.

(h)                                 Consequences of Vesting. Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 2.4(e) shall lapse with respect to such share. Following the date on which a share of Restricted Stock vests, the Company shall cause to be delivered to the Participant to whom such shares were granted, a certificate evidencing such share, which may bear a restrictive legend, if the Committee determines such a legend to be appropriate.

(i)                                     Effect of Termination of Employment (or Provision of Services). Except as may otherwise be provided in the applicable Award Agreement, and subject to the Committee’s authority under Section 1.2 hereof, upon the termination of a Participant’s employment (or upon cessation of such Participant’s services to the Company) for any reason, any and all shares to which restrictions on transferability apply shall be immediately forfeited by the Participant and transferred to, and reacquired by, the Company. In the event of a forfeiture of shares pursuant to this section, the Company shall repay to the Participant (or the Participant’s estate) any amount paid by the

Participant for such shares. In the event that the Company requires a return of shares, it shall also have the right to require the return of all dividends paid on such shares, whether by termination of any escrow arrangement under which such dividends are held or otherwise.

2.5                               STOCK UNITS

(a)                                 General. The Committee may issue Awards in the form of rights to receive, at a future time, an amount equal to the Fair Market Value of a share of Company Stock (a “Stock Unit”).

(b)                                 Vesting Date. At the time of the grant of Stock Units, the Committee shall establish a vesting date or vesting dates with respect to such Stock Units. The Committee may divide such shares into classes and assign a different vesting date for each class. Provided that all conditions to the vesting of the Stock Units imposed pursuant to Section 2.5(c) are satisfied, and subject to Section 2.5(d), upon the occurrence of the vesting date with respect to the Stock Units, such units shall vest.

(c)                                  Benefit Upon Vesting. Unless otherwise provided in an Award Agreement, upon the vesting of Stock Units, the Participant shall be paid, within thirty (30) days of the date on which such units vest, an amount, in cash and/or shares of Company Stock, as determined by the Committee. In the case of Awards denominated in shares of Company Stock, the amount per Stock Unit shall be equal to the sum of (1) the Fair Market Value of a share of Company Stock on the date on which such Stock Units vest and (2) the aggregate amount of cash dividends paid with respect to a share of Company Stock during the period commencing on the date on which the Stock Units were granted and terminating on the date on which such units vest. In the case of Awards denominated in cash, the amount per Stock Unit shall be equal to the cash value of the Stock Unit on the date on which such Stock Units vest.

(d)                                 Conditions to Vesting. At the time of the grant of Stock Units, the Committee may impose such restrictions or conditions to the vesting of such units as it, in its absolute discretion, deems appropriate, including, but not limited to, achievement of performance goals based on one or more Business Criteria.

(e)                                  Effect of Termination of Employment (or Provision of Services). Except as may otherwise be provided in the applicable Award Agreement, and subject to the Committee’s authority under to Section 1.2 hereof, Stock Units that have not vested, together with any dividend equivalents deemed to have been credited with respect to such unvested units, shall be forfeited upon the Participant’s termination of employment (or upon cessation of such Participant’s services to the Company) for any reason.

2.6                               STOCK BONUSES

(a)                                 General. Subject to the requirements of Section 1(e), the Committee may issue Awards in the form Company Stock issued as bonus compensation (a “Stock Bonus”).

(b)                                 Issuance. In the event that the Committee grants a Stock Bonus, a certificate for the shares of Company Stock constituting such Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is payable.

2.7                               OTHER AWARDS

Other forms of Award (“Other Awards”), valued in whole or in part by reference to, or otherwise based on, Company Stock, including, but not limited to, dividend equivalents, may be granted either alone or in addition to other Awards (other than in connection with Options or Stock Appreciation Rights) under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Awards shall be granted, the number of shares of Company Stock to be granted pursuant to such Other Awards, or the manner in which such Other Awards shall be settled (e.g., in shares of Company Stock or cash), or, subject to the requirements of Section 1(e), the conditions to the vesting and/or payment or settlement of such Other Awards (which may include, but not be limited to, achievement of performance goals based on one or more Business Criteria) and all other terms and conditions of such Other Awards.

2.8                               ANNUAL DIRECTOR AWARDS

(a)                                 Annual Grants. In addition to any other Awards granted under this Plan, as of the first business day immediately following the date of each annual stockholder’s meeting of the Company and until modified by the Board (the “Director Grant Date”), each non-employee director as of the applicable Director Grant Date shall be granted 10,000 Options (each, a “Director Stock Award”).

(b)                                 Terms of Director Stock Awards. Each Director Stock Award shall be subject to the following terms, as well as such other terms and conditions as may be set forth in any applicable Award Agreement:

(i)                                     The Director Stock Award shall vest and be settled in four (4) substantially equal quarterly installments, with the first installment being issued on the later of (A) the last business day of the quarter in which the annual meeting occurs, and (B) ten (10) days following the date of the annual meeting.

(ii)                                  If an eligible director has a Termination of Service prior to full issuance of a Director Stock Award due to death or disability (as determined by the Board), such Director Stock Award shall be deemed fully vested and the director (or the director’s estate) shall be entitled to receive all remaining installments of the Director Stock Award, which shall be issued within thirty (30)

days following the director’s Termination of Service. If an eligible director has a Termination of Service prior to full issuance of a Director Stock Award for any reason other than death or disability, any remaining installments shall be forfeited immediately upon the director’s Termination of Service.

2.9                               CLAWBACK

Notwithstanding any provisions in this Plan or any award agreement to the contrary, any compensation, payments, or benefits provided hereunder (or profits realized from the sale of Common Stock relating to awards granted hereunder), whether in the form of cash or otherwise, shall be subject to a clawback to the extent necessary to comply with the requirements of any applicable law, including but not limited to, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, Section 304 of the Sarbanes-Oxley Act of 2002, or any regulations promulgated thereunder.

ARTICLE III

DEFINITIONS

3.1                               “1934 Act” is defined in Section 1.2(a).

3.2                               “Affiliate” means an entity in which, directly or indirectly through one or more intermediaries, the Company has at least a fifty percent (50%) ownership interest or, where permissible under Section 409A of the Code, at least a twenty percent (20%) ownership interest; provided, however, for purposes of any grant of an Incentive Stock Option, “Affiliate” means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, directly or indirectly.

3.3                               “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Stock Unit, Stock Bonus or Other Award granted pursuant to the terms of the Plan.

3.4                               “Award Agreement” is defined in Section 2.1.

3.5                               “Board” is defined in Section 1.2(a).

3.6                               “Business Criteria” shall mean (1) return on total stockholder equity; (2) earnings or book value per share of Company Stock; (3) net income (before or after taxes); (4) earnings before all or any interest, taxes, depreciation and/or amortization (“EBIT”, “EBITA” or “EBITDA”); (5) inventory goals; (6) return on assets, capital or investment; (7) market share; (8) cost reduction goals; (9) earnings from continuing operations; (10) levels of expense, costs or liabilities; (11) unit level performance; (12) operating profit; (13) sales or revenues; (14) stock price appreciation; (15) total stockholder return; (16) implementation or completion of critical projects or processes; or (17) any combination of the foregoing. Where applicable, Business Criteria may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company, an Affiliate, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. The Business Criteria may be subject to a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Each of the Business Criteria shall be determined, where applicable and except as otherwise provided by the Committee, in accordance with generally accepted accounting principles and shall be subject to certification by the Committee; provided that the Committee shall have the authority to make equitable adjustments to the Business Criteria in recognition of unusual or non-recurring events affecting the Company or any Affiliate or the financial statements of the Company or any Affiliate, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.

3.7                               “Cause” shall mean:

(i)                                     to the extent that there is an employment, severance or other agreement governing the relationship between the Participant and the Company, which agreement contains a definition of “cause,” Cause shall have the meaning as defined therein; and otherwise,

(ii)                                  the Participant’s termination of employment or services by the Company on account of any one or more of the following:

(A)                               the Participant’s willful and intentional repeated failure or refusal, continuing after notice that specifically identifies the breach(es) complained of, to perform substantially his or her material duties, responsibilities and obligations (other than a failure resulting from Participant’s incapacity due to physical or mental illness or other reasons beyond the control of Participant), and which failure or refusal results in demonstrable direct and material injury to the Company;

(B)                               any willful and intentional act or failure to act involving fraud, misrepresentation, theft, embezzlement, dishonesty or moral turpitude (collectively, “Fraud”), that results in demonstrable direct and material injury to the Company; and

(C)                               conviction of (or a plea of nolo contendere to) an offense that is a felony in the jurisdiction involved or which is a misdemeanor in the jurisdiction involved but which involves Fraud.

For purposes of determining whether Cause exists, no act, or failure to act, on a Participant’s part shall be deemed “willful” or “intentional” unless done, or omitted to be done, by such Participant in bad faith, and without reasonable belief that his or her action or omission was in the best interests of the Company.

Any rights the Company may have hereunder in respect of the events giving rise to Cause shall be in addition to the rights the Company may have under any other agreement with a Participant or at law or in equity. Any determination of whether a Participant’s employment is (or is deemed to have been) terminated for Cause for purposes of the Plan or any award hereunder shall be made by the Committee in its discretion. If, subsequent to a Participant’s voluntary termination or involuntary termination without Cause, it is discovered that the Participant’s employment could have been terminated for Cause, the Committee may deem such Participant’s employment to have been terminated for Cause. A Participant’s termination for Cause shall be effective as of the date of the occurrence of the event giving rise to Cause, regardless of when the determination of Cause is made.

3.8                               “Code” is defined in Section 1.2(a).

3.9                               “Committee” is defined in Section 1.2(a).

3.10                        “Company” is defined in Section 1.1.

3.11                        “Company Stock” is defined in Section 1.5(a).

3.12                        “Fair Market Value” shall be the closing price on any exchange or listing service on which the Company Stock is traded (or if the Company Stock is traded on multiple exchanges or listing services, the exchange or listing service on which the greatest volume of Company Stock is traded), and if no such price is reported for such day, the average of the high bid and low asked price of Company Stock as reported for such day. If no quotation is made for the applicable day, the Fair Market Value of a share of Company Stock on such day shall be determined in the manner set forth in the preceding sentence using quotations for the next preceding day for which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable day. Notwithstanding the foregoing, if deemed necessary or appropriate by the Committee, the Fair Market Value of a share of Company Stock on any day shall be determined by such methods or procedures as shall be established from time to time by the Committee; provided that any such determination shall comply with regulations promulgated under Section 409A of the Code.

3.13                        “Incentive Stock Option” means an Option that is intended to qualify for special federal income tax treatment pursuant to sections 421 and 422 of the Code as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable award agreement. Any option that is not specifically designated as an Incentive Stock Option shall under no circumstances be considered an Incentive Stock Option.

3.14                        “Non-Qualified Option” means an Option that is not an Incentive Stock Option.

3.15                        “Option” is defined in Section 2.2(a).

3.16                        “Other Award” is defined in Section 2.7.

3.17                        “Plan” is defined in Section 1.1.

3.18                        “Plan Action” is defined in Section 4.2(a).

3.19                        “Qualified Member” is defined in Section 1.2(a).

3.20                        “Restricted Stock” is defined in Section 2.4(a).

3.21                        “Rule 16b-3” is defined in Section 1.2(a).

3.22                        “Stock Appreciation Right” is defined in Section 2.3(a).

3.23                        “Stock Bonus” is defined in Section 2.6(a).

3.24                        “Stock Unit” is defined in Section 2.5(a).

3.25                        “Termination of Service” means the voluntary or involuntary termination of a Participant’s service as an employee, director or consultant with the Company or an Affiliate for any reason, including death, disability, retirement or as the result of the divestiture of the Participant’s employer or any similar transaction in which the Participant’s employer ceases to be the Company or one of its Affiliates. Whether entering military or other government service shall constitute Termination of Service, or whether and when a Termination of Service shall occur as a result of disability, shall be determined in each case by the Committee in its sole discretion.

ARTICLE IV

MISCELLANEOUS

4.1                               AMENDMENT OF THE PLAN; MODIFICATION OF AWARDS

(a)                                 Amendment of the Plan. The Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever, except that no such amendment shall materially impair any rights or materially increase any obligations under any award theretofore made under the Plan without the consent of the Participant (or, upon the Participant’s death, the person having the right to exercise the award). For purposes of this Section 4.1, any action of the Board or the Committee that in any way alters or affects the tax treatment of any award or that in the sole discretion of the Board is necessary to prevent an award from being subject to tax under Section 409A of the Code shall not be considered to materially impair any rights of any Participant. The Board shall determine, in its sole discretion, whether to submit any amendment of the Plan to shareholders for approval; in making such determination it is expected that the Board will take into account the requirements of any exchange on which the Company

Stock is listed, the prerequisites for favorable tax treatment to the Company and Participants of awards made under the Plan, and such other considerations as the Board deems relevant.

(b)                                 Modification of Awards. The Committee may cancel any award under the Plan. Subject to Section 1(e), the Committee also may amend any outstanding Award Agreement, including, without limitation, by amendment which would: (i) accelerate the time or times at which the award becomes unrestricted or vested or may be exercised; (ii) waive or amend any goals, restrictions or conditions set forth in the Award Agreement; or (iii) waive or amend any applicable provision of the Plan or Award Agreement with respect to the termination of the award upon termination of employment or services, provided however, that no such amendment may lower the exercise price of an outstanding option. However, any such cancellation or amendment (other than an amendment pursuant to paragraph 1.5(d)) that materially impairs the rights or materially increases the obligations of a Participant under an outstanding award shall be made only with the consent of the Participant (or, upon the Participant’s death, the person having the right to exercise the award). Any modification of an award in a manner that would cause the award to be subject to tax under Section 409A of the Code shall be deemed null and void.

(c)                                  No Repricing Without Shareholder Approval. Notwithstanding any provision herein to the contrary, the repricing of Options or Stock Appreciation Rights is prohibited without prior approval of the Company’s stockholders. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of an Option or Stock Appreciation Right to lower its Exercise Price; (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; and (iii) repurchasing for cash or canceling an Option or Stock Appreciation Right at a time when its Exercise Price is greater than the Fair Market Value of the underlying Company Stock in exchange for another Award, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change under Section 1.5(d) above. Such cancellation and exchange as described in clause (iii) of the preceding sentence would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Participant.

4.2                               CONSENT REQUIREMENT

(a)                                 No Plan Action without Required Consent. If the Committee shall at any time determine that any consent is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the issuance or purchase of shares or exercise of other rights thereunder, or the taking of any other action thereunder (each such action being hereinafter referred to as a “Plan Action”), then such Plan Action shall not be taken or permitted, in whole or in part, unless and until such consent shall have been effected or obtained to the full satisfaction of the Committee.

(b)                                 Consent Defined. The term “consent” as used herein with respect to any Plan Action means (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (ii) any and all written agreements and representations by the Participant with respect to the disposition of shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (iii) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies.

4.3                               NON-ASSIGNABILITY

Except as expressly provided herein or by the terms of an Award Agreement: (a) no Award or right granted to any person under the Plan or under any Award Agreement shall be assignable or transferable other than by will or by the laws of descent and distribution; and (b) all rights granted under the Plan or any Award Agreement shall be exercisable during the life of the Participant only by the Participant or the Participant’s legal representative.

4.4                               REQUIREMENT OF NOTIFICATION OF ELECTION UNDER SECTION 83(B) OF THE CODE

If any Participant shall, in connection with the acquisition of shares of Company Stock under the Plan, make the election permitted under section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in section 83(b) of the Code), such Participant shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code section 83(b).

4.5                               REQUIREMENT OF NOTIFICATION UPON DISQUALIFYING DISPOSITION UNDER SECTION 421(B) OF THE CODE

Each Participant of an Incentive Stock Option shall notify the Company of any disposition of shares of Company Stock issued pursuant to the exercise of such option under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions), within ten (10) days of such disposition.

4.6                               WITHHOLDING TAXES

(a)                                 With Respect to Cash Payments. Whenever cash is to be paid pursuant to an award under the Plan, the Company shall be entitled to deduct therefrom an amount sufficient in its opinion to satisfy all federal, state and other governmental tax withholding requirements related to such payment.

(b)                                 With Respect to Delivery of Company Stock. Whenever shares of Company Stock are to be delivered pursuant to an award under the Plan, the Company shall be entitled to require as a condition of delivery that the Participant remit to the Company an amount sufficient in the opinion of the Company to satisfy all federal, state and other governmental tax withholding requirements related thereto. With the approval of the Committee, which approval shall be at the Committee’s sole discretion, the Participant may satisfy the foregoing condition by electing to have the Company withhold from delivery shares having a value equal to the amount of tax to be withheld. Such shares shall be valued at their Fair Market Value as of the date on which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an award.

4.7                               LIMITATIONS IMPOSED BY SECTION 162(M)

Notwithstanding any other provision hereunder, if and to the extent that the Committee determines the Company’s federal tax deduction in respect of an award may be limited as a result of section 162(m) of the Code, the Committee may delay the exercise or payment, as the case may be, in respect of such options until thirty (30) days following the earlier to occur of (A) the Participant’s termination of employment and (B) the Company’s reasonable determination that the Company’s federal tax deduction in respect of the award will not be limited by reason of section 162(m). In the event that a Participant exercises an option at a time when the Participant is a 162(m) covered employee, and the Committee determines to delay the exercise or payment, as the case may be, in respect of any such award, the Committee shall credit cash or, in the case of an amount payable in Company Stock, the Fair Market Value of the Company Stock, payable to the Participant to a book account. The Participant shall have no rights in respect of such book account and the amount credited thereto shall not be transferable by the Participant other than by will or laws of descent and distribution. The Committee may credit additional amounts to such book account as it may determine in its sole discretion. Any book account created hereunder shall represent only an unfunded, unsecured promise by the Company to pay the amount credited thereto to the Participant in the future.

4.8                               RIGHT OF DISCHARGE RESERVED

Nothing in the Plan or in any Award Agreement shall confer upon any Participant the right to continue employment with the Company or affect any right that the Company may have to terminate such employment.

4.9                               NATURE OF PAYMENTS

(a)                                 Consideration for Services Performed. Any and all grants of awards and issuances of shares of Company Stock under the Plan shall be in consideration of services performed for the Company by the Participant.

(b)                                 Not Taken into Account for Benefits. All such grants and issuances shall constitute a special incentive payment to the Participant and shall not be taken into account in computing the amount of salary or compensation of the Participant for the purpose of determining any benefits under any pension, retirement, profit-sharing, bonus, life insurance or other benefit plan of the Company or under any agreement between the Company and the Participant, unless such plan or agreement specifically otherwise provides.

4.10                        NON-UNIFORM DETERMINATIONS

The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or who are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Award Agreements, as to (a) the persons to receive awards under the Plan and (b) the terms and provisions of awards under the Plan.

4.11                        OTHER PAYMENTS OR AWARDS

Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

4.12                        SECTION 409A

Notwithstanding anything to the contrary contained in the Plan, the Plan is intended to comply with Section 409A of the Code, and the provisions of the Plan shall be interpreted and construed such that the grants, awards, payments and benefits provided are either not subject to Section 409A of the Code or are in compliance with Section 409A of the Code.

4.13                        HEADINGS

Any section, subsection, paragraph or other subdivision headings contained herein are for the purpose of convenience only and are not intended to expand, limit or otherwise define the contents of such subdivisions.

4.14                        EFFECTIVE DATE AND TERM OF PLAN

(a)                                 Adoption; Stockholder Approval. The Plan was adopted by the Board on May 3, 2011, subject to approval by the Company’s stockholders. All awards under the Plan prior to such stockholder approval are subject in their entirety to such approval. If such approval is not obtained prior to the first anniversary of the date of adoption of the Plan, the Plan and all awards thereunder shall terminate on that date.

(b)                                 Termination of Plan. Unless sooner terminated by the Board or pursuant to paragraph (a) above, the provisions of the Plan respecting the grant of any award pursuant to which shares of Company Stock will be granted shall terminate on the tenth anniversary of the adoption of the Plan by the Board, and no such awards shall thereafter be made under the Plan. All awards made under the Plan prior to the its termination of shall remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Award Agreements.

4.15                        RESTRICTIONS ON ISSUANCE OF STOCK PURSUANT TO AWARDS

The Company shall not permit any shares of Company Stock to be issued pursuant to awards granted under the Plan unless such shares of Company Stock are fully paid and non- assessable, within the meaning of Section 152 of the Delaware General Corporation Law, except as otherwise permitted by Section 153(c) of the Delaware General Corporation Law.

4.16                        GOVERNING LAW

Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of Delaware, without giving effect to principles of conflict of laws.

4.17                        FOREIGN QUALIFIED AWARDS

Awards under the Plan may be granted to such employees of the Company and its Affiliates who are residing in foreign jurisdictions as the Committee in its sole discretion may determine from time to time. The Committee may adopt such supplements to the Plan as may be necessary or appropriate to comply with the applicable laws of such foreign jurisdictions and to afford Participants favorable treatment under such laws; provided, however, that no Award shall be granted under any such supplement with terms or conditions inconsistent with the provision set forth in the Plan.

4.18                        DIVIDEND EQUIVALENTS

For any Award granted under the Plan (other than an Option or a Stock Appreciation Right), the Committee shall have the discretion, upon the date of grant or thereafter, to establish a dividend equivalent account with respect to the Award, and the applicable Award Agreement or an amendment thereto shall confirm such establishment. If a dividend equivalent account is established, the following terms shall apply:

(a)                                 Terms and Conditions. Dividend equivalent accounts shall be subject to such terms and conditions as the Committee shall determine and as shall be set forth in the applicable Award Agreement. Such terms and conditions may include, without limitation, for the Participant’s account to be credited as of the record date of each cash dividend on the Company Stock with an amount equal to the cash dividends which would be paid with respect to the number of shares of Company Stock then covered by the related Award if such shares of Company Stock had been owned of record by the Participant on such record date.

(b)                                 Unfunded Obligation. Dividend equivalent accounts shall be established and maintained only on the books and records of the Company and no assets or funds of the Company shall be set aside, placed in trust, removed from the claims of the Company’s general creditors, or otherwise made available until such amounts are actually payable as provided hereunder.

(c)                                  Performance Award Limitations. Notwithstanding any other provision of the Plan to the contrary, amounts credited to a Participant’s dividend equivalent account with respect to any unvested portions of an Award whose vesting is subject to the achievement of specified Business Criteria or other performance-based goals shall be subject to the same vesting or forfeiture restrictions as the shares or units underlying the Award to which such dividend equivalents relate.

ANNUAL MEETING OF STOCKHOLDERS OF EMMAUS LIFE SCIENCES, INC. October 23, 2014, 9:00 a.m., Pacific Time Please date, sign and mail your proxy card in the envelope provided as soon as possible. Alternatively, you can use the internet to transmit your voting instructions up until 11:59 P.M. Eastern Time, October 20, 2014. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to cast your vote. Stock Transfer Agent Web Site: https://secure.corporatestock.com/ vote.php THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSALS 2, 3 AND 4. PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. . 2. To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014. INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and strike a line through the nominee’s name in the list below FOR AGAINST ABSTAIN 4. To ratify the amendment to the 2011 Stock Incentive Plan. 3. To approve, by a non-binding vote, the Company’s 2013 executive compensation. NOMINEE: 01. Yutaka Niihara, M.D., MPH 02. Henry A. McKinnell, Jr., Ph.D. 03. Tracey C. Doi 04. Duane K. Kurisu 05. Akiko M. Miyashita 06. Phillip M. Satow 07. Mayuran Sriskandarajah FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN Each of the persons named as proxies herein are authorized, in such person’s discretion, to vote upon such other matters as may properly come before the Annual Meeting, or any adjournments thereof. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Please check here if you plan to attend the meeting. Signature of Stockholder:______________Date:_________ Signature of Stockholder:______________Date:_________ Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. 1. Election of Directors FOR ALL THE NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES 01. Yutaka Niihara, M.D., MPH 02. Henry A. McKinnell, Jr., Ph.D. 03. Tracey C. Doi 04. Duane K. Kurisu 05. Akiko M. Miyashita 06. Phillip M. Satow 07. Mayuran Sriskandarajah FOR ALL EXCEPT (See instructions below) Please detach along perforated line and mail in the envelope provided. . .

EMMAUS LIFE SCIENCES, INC. PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 23, 2014 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder(s) of Emmaus Life Sciences, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated September 19, 2014, and hereby appoints Yutaka Niihara and Willis C. Lee, or either of them acting singly in the absence of the other, with full power of substitution, as attorneys-in-fact and proxies for, and in the name and place of, the undersigned, and hereby authorizes each of them to represent and to vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Emmaus Life Sciences, Inc. to be held on October 23, 2014, at 9:00 a.m., Pacific Time, and at any adjournments thereof, upon the matters as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement. THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF APPLICABLE, THIS PROXY HAS DISCRETIONARY AUTHORITY TO CUMULATE VOTES. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED “FOR” ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1, “FOR” APPROVAL OF PROPOSALS 2, 3 AND 4 AS DESCRIBED IN THE PROXY STATEMENT, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. (continued, and to be signed and dated, on reverse side)